As filed with the U.S. Securities and Exchange Commission on
                                 August 2, 2000
                  Investment Company Act File No. 811-09881
       -----------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940


|X|   Amendment No. 1

                            -------------------------

                   J.P. Morgan Hedge Fund Series/alpha, L.L.C.
        (formerly, J.P. Morgan Multi-Manager Strategies Fund II, L.L.C.)
               (Exact name of Registrant as specified in Charter)

                       c/o J.P. Morgan & Co., Incorporated
                                522 Fifth Avenue
                            New York, New York 10036
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (212) 483-2323

                            -------------------------

                            STEVEN M. GREENSPAN, ESQ.
                       c/o J.P. Morgan & Co., Incorporated
                                522 Fifth Avenue
                            New York, New York 10036
                     (Name and address of agent for service)

                                    Copy to:
                             STUART H. COLEMAN, ESQ.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                            -------------------------

                                                       Memorandum
                                                       Number:

                                                       -----------------------

                                                       Issued To:

                                                       -----------------------

                                                       -----------------------



===============================================================================



J.P. MORGAN HEDGE FUND SERIES/CORE, L.L.C.
J.P. MORGAN HEDGE FUND SERIES/ALPHA, L.L.C.

(Delaware Limited Liability Companies)


CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM




PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH POOLS WHOSE PARTICIPANTS ARE LIMITED TO QUALIFIED ELIGIBLE PARTICIPANTS, AN OFFERING MEMORANDUM FOR THESE POOLS IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A POOL OR UPON THE ADEQUACY OR ACCURACY OF AN OFFERING MEMORANDUM. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS OFFERING OR ANY OFFERING MEMORANDUM FOR THESE POOLS.


INTERESTS IN J.P. MORGAN HEDGE FUND SERIES/CORE, L.L.C. ("FUND CORE") AND J.P. MORGAN HEDGE FUND SERIES/ALPHA, L.L.C. ("FUND ALPHA") (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.


THE INTERESTS IN THE FUNDS WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM ("MEMORANDUM") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUNDS THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS MEMORANDUM OR THE APPENDICES HERETO.

THIS MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN INTERESTS IN THE FUNDS, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUNDS FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE RESPECTIVE FUND'S LIMITED LIABILITY COMPANY AGREEMENT, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUNDS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE FUNDS' INTERESTS OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                    JULY 2000

                                TABLE OF CONTENTS

                                                                         PAGE


INTRODUCTION................................................................1
SUMMARY OF TERMS............................................................1
THE FUNDS..................................................................17
STRUCTURE..................................................................17
INVESTMENT PROGRAM.........................................................17
TYPES OF INVESTMENTS AND RELATED RISK FACTORS..............................22
ADDITIONAL RISK FACTORS....................................................35
PERFORMANCE INFORMATION....................................................39
THE DIRECTORS..............................................................39
THE ADVISER................................................................41
VOTING.....................................................................43
CONFLICTS OF INTEREST......................................................43
BROKERAGE..................................................................47
FEES AND EXPENSES..........................................................48
CAPITAL ACCOUNTS AND ALLOCATIONS...........................................50
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER
     EXPENDITURES..........................................................54
APPLICATION FOR INTERESTS..................................................55
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS........................57
TAX ASPECTS................................................................61
ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT........................73
APPENDIX A1--LIMITED LIABILITY COMPANY AGREEMENT OF J.P. MORGAN HEDGE FUND
     SERIES/CORE, L.L.C..................................................A1-1
APPENDIX A2--LIMITED LIABILITY COMPANY AGREEMENT OF J.P. MORGAN HEDGE
     FUND SERIES/ALPHA, L.L.C............................................A2-1
APPENDIX B--PERFORMANCE INFORMATION.......................................B-1

                                  INTRODUCTION

This Memorandum relates to the simultaneous offering of two separate Funds:


O.................J.P. Morgan Hedge Fund Series/core, L.L.C. ("Fund Core").
O.................J.P. Morgan Hedge Fund Series/alpha, L.L.C. ("Fund Alpha").

The investment programs of the Funds will be substantially similar. The Funds will differ with respect to their volatility of returns and performance over time: Fund Core will seek to achieve superior risk-adjusted returns with a volatility level similar to 3 to 5 year bonds. Fund Alpha will seek to achieve superior risk-adjusted returns, but with an emphasis on higher returns and a level of volatility similar to G7 equities. Prospective investors should consider which levels of risk and potential returns are consistent with their investment goals.


Each Fund's investment program is speculative and entails substantial risks. These risks are summarized below in "SUMMARY OF TERMS--RISK FACTORS," "TYPES OF INVESTMENTS AND RELATED RISK FACTORS" and "ADDITIONAL RISK FACTORS." Potential investors should review these sections of this Memorandum, together with the other portions of this Memorandum, carefully before investing.


                                SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the respective Fund's Limited Liability Company Agreement (an "LLC Agreement"), each of which should be read carefully and retained for future reference.

THE FUNDS:                          Each Fund is a newly formed Delaware
                                    limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company.

                                    Each Fund is a specialized investment
                                    vehicle that may be referred to as a
                                    registered private investment fund. It is similar to an unregistered private investment fund in that (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) interests in the Fund will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors ("Investors"), and will be restricted as to transfer and (iii) the Investors' capital accounts in the Fund will be subject generally to both an asset-based fee and an incentive-based allocation.


INVESTMENT                          Each Fund's investment objective is capital
PROGRAM:                            appreciation.

                                    Each Fund seeks to achieve its objective by deploying its assets primarily among a select group of unregistered investment vehicles (each, an "Investment Fund") advised by portfolio managers (the "Investment Managers") who employ a variety of alternative investment strategies in pursuit of superior risk-adjusted returns. At any one time, each Fund generally expects to hold interests in 15 to 30 Investment Funds.


                                    J.P. Morgan Investment Management Inc. (the
                                    "Adviser") is each Fund's investment
                                    adviser. The Adviser generally will allocate a portion of each Fund's assets among Investment Funds with investment programs that focus on one or a combination of the investment styles described below. The Adviser generally will seek to achieve and maintain the risk/return profiles of the Funds by allocating a higher percentage of Fund Core's assets to Investment Funds that employ traditionally lower volatility strategies, such as the Event Driven and Relative Value strategies, and a higher percentage of Fund Alpha's assets to Investment Funds that employ traditionally higher return strategies, such as the Long/Short and Tactical Traders strategies. Fund Core will pursue superior risk-adjusted returns with a volatility level similar to 3 to 5 year bonds. Fund Alpha will pursue superior risk-adjusted returns, but with an emphasis on higher returns and a level of volatility similar to G7 equities. The Adviser may identify other investment styles which it believes will be consistent with a Fund's investment objective and may invest in Investment Funds with investment programs that focus on those styles.


                                    EVENT DRIVEN. This style is based on the actual or anticipated occurrence of an event, such as a merger transaction or a bankruptcy. Investment returns are relatively unaffected by the direction of the equity and fixed income markets. Some event driven investment strategies include Merger Arbitrage and Distressed Investing.


                                    RELATIVE VALUE. Investment Funds employing this style seek to invest in securities which their Investment Managers perceive to be selling at a discount or premium to their intrinsic or potential worth. These securities may be out of favor or not closely followed by analysts. Long-term holding, patience and strong discipline often are required before the market recognizes the ultimate value of the discounted or over-valued securities. Positions generally are hedged using short sales and options. It is broadly opportunistic, and as such, generally uncorrelated with benchmark indices. Some relative value strategies include: Equity Pairs Trading, Fixed Income Arbitrage, and Convertible Arbitrage.


                                    LONG/SHORT. This style combines long
                                    investments with short sales and the pursuit of opportunities in rising or declining markets. Unlike relative value strategies, long/short strategies generally may reduce but do not eliminate market exposure and risk. Some long/short strategies include Equity Long/Short, Short Selling and Stock Picking.

                                    TACTICAL TRADERS. Investment Funds whose investment programs are characterized by this style tend to speculate on the direction of the market. Some tactical trading strategies include Macro Trading, Discretionary Management, and Trend Following and Systematic Trading.

                                    See "INVESTMENT PROGRAM" and "TYPES OF
                                    INVESTMENTS AND RELATED RISK FACTORS."

                                    The Adviser's process for selecting
                                    Investment Funds for each Fund consists
                                    primarily of the following:

                                    INVESTMENT FUND DISCOVERY. Since information about private investment funds generally is not advertised, the Adviser will obtain information about investment opportunities primarily through the J.P. Morgan & Co. Incorporated ("J.P. Morgan") global information network and other proprietary sources, including its clients, hedge fund managers and consultants and competitors. Additionally, the Adviser will seek to identify investment opportunities by researching public databases and investment publications.

                                    INVESTMENT FUND AND INVESTMENT MANAGER
                                    EVALUATIONS. The Adviser will select
                                    Investment Funds based on, among other
                                    things, the suitability and performance
                                    potential of, and diversification benefits for the Fund associated with, the Investment Fund's investment strategy and style; the Investment Manager's reputation, experience and training; liquidity and other limitations arising from the governing agreement of the Investment Manager's Investment Fund; and the quality and stability of the Investment Manager's organization, including internal and external professional staff. The Adviser generally seeks Investment Funds whose Investment Managers have achieved, or the Adviser believes are likely to achieve, superior risk-adjusted returns and a level of volatility consistent with its risk/return profile during various time periods and market cycles.

                                    THEME GENERATION. The Adviser will analyze current and anticipated market conditions and seek to identify those investment themes (across industries, geographical sectors and financial markets) which may contribute to the achievement of the Fund's investment objective.

                                    PORTFOLIO MANAGEMENT. Using both qualitative and quantitative means, the Adviser will develop and maintain an asset allocation strategy for the Fund that it intends to implement through the Investment Funds. From time to time, the Adviser may reallocate a Fund's assets. The Adviser may maintain a Fund's allocation to an underperforming Investment Fund if the overall portfolio composition of the Fund or the current market conditions support such decision.

                                    RISK MANAGEMENT AND INVESTMENT MONITORING.
                                    The Adviser will evaluate regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.

                                    The Adviser may reallocate a Fund's assets among the Investment Funds and select additional Investment Funds, subject to the condition that selection of a new Investment Fund advised by a Subadviser (defined below) requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.


                                    To facilitate the efficient investment of a Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or only other member. (Investment Managers for which such an investment vehicle is formed are collectively referred to as "Subadvisers" and their investment vehicles also are referred to as "Investment Funds.") The Adviser anticipates that less than a majority of each Fund's assets will be invested in Investment Funds advised by Subadvisers. In any event, the Adviser will allocate no more than 40% of a Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, each Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires investor approval. The Adviser anticipates that each Fund will invest a substantial portion of its assets in non-voting securities of the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."


                                    Unregistered investment funds typically
                                    provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Adviser will select Investment Funds that may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ.


                                    Each Investment Fund may use various
                                    investment techniques for hedging and
                                    non-hedging purposes. For example, some or all of the Investment Funds may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to each Fund. Some or all of the Investment Funds may use leverage, which also entails risk. From time to time, the Adviser may engage in transactions designed to hedge the exposure of a Fund's portfolio to market sectors or currencies, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."


POTENTIAL BENEFITS OF               An investment in a Fund enables investors
INVESTING IN THE FUNDS:             to invest with Investment Managers whose
                                    services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The
                                    Adviser will have access to J.P. Morgan's global network of investment professionals to identify those private investment funds that it believes are most capable of achieving the Fund's investment objective.
                                    Many individual and institutional investors do not have the resources to do so.

                                    An investment in a Fund also enables
                                    investors to invest in a larger number of Investment Funds without incurring the high minimum investment requirements that Investment Funds typically would impose on investors.

                                    In addition to benefiting from the
                                    Investment Managers' individual investment strategies, each Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Funds. The Adviser expects that by investing in multiple Investment Funds, a Fund may reduce the volatility inherent in a direct investment with a single Investment Fund.

RISK FACTORS:                       Each Fund's investment program is
                                    speculative and entails substantial risks.
                                    There can be no assurance that each Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, each Investment Fund's use of leverage, short sales and derivative transactions, and limited diversification, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.
                                    Investors could lose some or all of their investment. See "TYPES OF INVESTMENTS AND
                                    RELATED RISK FACTORS."

                                    Each Fund's performance depends upon the performance of the Investment Funds and the Adviser's ability to select Investment Funds and effectively allocate and reallocate the Fund's assets among them.

                                    Each Investment Manager generally will
                                    charge its Investment Fund an asset-based fee and some or all of the Investment Managers will receive incentive-based allocations (for purposes of sections of this Memorandum describing risk factors of investing in the Funds, the term incentive-based allocations chargeable by an Investment Manager also includes incentive-based fees). The asset-based fees of the Investment Managers are expected to range from 1% to 2% of the value of the relevant Investment Fund and the incentive-based allocations of the Investment Managers are expected to range from 10% to 25% of net profits of the relevant Investment Fund.

                                    The incentive-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

                                    In addition, the Adviser will charge each Fund an asset-based fee and will receive an incentive-based allocation, which gives rise to similar risks. See "SUMMARY OF TERMS--Fees and Expenses" and "--Incentive Allocation."

                                    Each Fund is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Fund. The Adviser, however, has experience in managing private investment funds and separately managed client accounts that have investment programs that are substantially similar to the respective Fund's expected investment program. See "APPENDIX B-PERFORMANCE INFORMATION."

                                    An investment in each Fund entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."

                                    Interests in a Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although each Fund may offer to repurchase interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Adviser expects that generally, beginning in 2001, it will recommend to the Fund's Board (as hereinafter defined) that the Fund offer to repurchase interests from Investors once each year, near December 31st. See "SUMMARY OF TERMS--Transfer Restrictions" and "--Repurchases of Interests by the Funds."

                                    Since each Fund is a non-diversified
                                    investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. As a result, each Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                                    INVESTING IN FUNDS OF FUNDS, SUCH AS THE
                                    FUNDS, INVOLVES ADDITIONAL SPECIAL RISKS,
                                    INCLUDING THE FOLLOWING:

                                    The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, neither Fund will be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Adviser will seek to receive detailed information from each Investment Manager regarding its or its Investment Fund's historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                                    An Investor who met the conditions imposed by the Investment Funds, including investment minimums that may be considerably higher than the Fund's minimum investment, could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through a Fund, the Investor bears two layers of asset-based fees and incentive-based allocations--one at the Fund level and one at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds. In its determination of whether an investment in the Investment Fund would be consistent with a Fund's investment objective, the Adviser will consider the aggregate fees to which the Fund may be subject.


                                    Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the relevant Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from an Investment Fund, and thus indirectly from Investors, even if the Fund's overall returns are negative.


                                    Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, a Fund could incur indirectly certain transaction costs without accomplishing any net investment result. A number of Investment Funds may take substantial positions in the same security, financial instrument or market sector at the same time. This inadvertent concentration could cause the Fund to experience greater volatility or sustain larger losses.


                                    Some Investment Funds in which a Fund may invest may be newly organized and therefore may have no, or only limited operating histories (although the Adviser generally will select Investment Funds or Investment Managers which have had some operating or trading history). In addition, Investment Managers will have varying levels of experience and may operate in teams which are small relative to the assets under their management. The Investment Managers also may employ proprietary trading methods, policies and strategies which may deviate from the Adviser's expectations based on its research and evaluations. Of course, past performance achieved by such Investment Managers and Investment Funds is not necessarily indicative of future results. Therefore, the results of any Investment Fund may differ from those of other investment vehicles or accounts operated by the Investment Manager and from results the Adviser anticipated.


                                    Since a Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities.

                                    To the extent a Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                                    Like an investment in each Fund, investments in the Investment Funds may be illiquid. The governing instruments of many Investment Funds will have provisions similar to those of each Fund restricting both the transferability of an investor's interest and the ability of an investor to withdraw its investment in certain circumstances.

                                    Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon a Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that it believes to be in the best interests of the Fund. Each Fund may be subject to compulsory cash redemptions or in-kind redemptions by one or more Investment Funds. In such circumstances, the Fund may receive cash, securities and/or limited partnership or limited liability company interests that are illiquid or difficult to value at an inopportune time.

                                    If financial reports used by any Investment
                                    Fund to determine its net asset value are incomplete, inaccurate or if the net asset value does not adequately reflect the value of the Investment Fund's holdings, the net asset value of a Fund may be inaccurate. Although the Adviser intends to select Investment Funds that use reputable administrators and accountants, neither Fund will have control over the choice of custodians, brokers or counterparties made by these Investment Funds nor on the valuation methods and accounting rules which they may use. Each Fund's ability to correctly assess the value of its Investment Funds will be dependent upon the information available with respect to them and their investment operations.

                                    An Investment Fund may have to suspend
                                    temporarily the determination of its net asset value. In such event, a Fund may be unable to redeem or otherwise dispose of its interests in such Investment Fund when it otherwise would be advantageous to do so. In such event, the Fund's ability to calculate its net asset value accurately also might be adversely affected.

MANAGEMENT:                         Investment advice regarding the selection
                                    of Investment Funds will be provided to
                                    each Fund by the Adviser, which also is
                                    responsible for the Fund's day-to-day
                                    management.

                                    The Board of Directors (the "Board" and its members, the "Directors") of each Fund has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. See "THE DIRECTORS."

ADVISER: The Adviser will serve as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of J.P. Morgan, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in each Fund solely for the purpose of receiving a special performance-based allocation with respect to each Investor. Each Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring March 21, 2002, and may be continued in effect from year to year thereafter if its continuation is approved annually by the Board. The Board may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.


                                    The Adviser and its affiliates provide
                                    investment advisory services to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $369 billion as of June 30, 2000.

COMMODITY POOL                      The Adviser will act as each Fund's
OPERATOR:                           Commodity Pool Operator,responsible for
                                    futures-related activities and for
                                    compliance with the Commodity Exchange Act
                                    (the "CEA") and the regulations of the
                                    Commodity Futures Trading Commission.

PLACEMENT AGENT:                    J.P. Morgan Securities Inc. ("JPM
                                    Securities"), an affiliate of J.P. Morgan, acts as the placement agent for each Fund, and will bear its own costs associated with its activities as placement agent. Investors may be charged a sales commission in connection with purchases of interests. See
                                    "--Placement Fee" and "FEES AND
                                    EXPENSES--Placement Fee." JPM Securities from time to time may engage, at no cost to the Fund, sub-placement agents. See
                                    "CONFLICTS OF INTEREST--The Adviser."


CONFLICTS OF INTEREST:              The investment activities of the Adviser,
                                    the Investment Managers and their affiliates for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage a Fund. Each Fund's operations may give rise to other conflicts of interest. See
                                    "CONFLICTS OF INTEREST."


FEES AND EXPENSES:                  The Adviser provides certain management and
                                    administrative services to each Fund,
                                    including, among other things, providing office space and other support services to the Fund. In consideration for these services, each Fund will pay the Adviser a management fee generally on a monthly basis calculated at an annual rate based on its net assets for the month, excluding assets attributable to the Adviser's capital account, the Special Advisory Account and the capital account of certain offshore funds (the "Fee"). The Fee will be 1.00% for
                                    Fund Core and .75% for Fund Alpha. The Fee will be paid to the Adviser out of the Fund's assets, and debited against the appropriate Investors' capital accounts.

                                    PFPC Inc. (the "Administrator") performs certain administration, accounting and investor services for each Fund. In consideration for these services, each Fund will pay the Administrator an annual fee based on assets and number of Investors and will reimburse the Administrator for certain of the Administrator's expenses.


                                    Each Fund will bear all expenses incurred in the business of the Fund, including: all costs and expenses related to portfolio transactions and positions for the Fund's account; establishment of any Investment Funds managed by the Subadvisers; legal fees; accounting fees; tax return preparation fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of the Board and Investors. These expenses will not be charged to the Special Advisory Account.

                                    The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Funds in the business of the Funds. See "FEES AND EXPENSES."

PLACEMENT FEE:                      Investors purchasing interests in a Fund may
                                    be charged a sales commission of up to 3% of the Investor's capital contribution. The placement fee will not constitute assets of the relevant Fund. See "FEES AND
                                    EXPENSES--Placement Fee."

ALLOCATION OF                       As to each Fund, the net profits or net
PROFIT AND LOSS:                    losses of the Fund (including, without
                                    limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Investors at the end of each fiscal period in accordance with their respective Fund percentages for such period. Each Investor's Fund percentage will be determined by dividing as of the start of a fiscal period the balance of the Investor's capital account by the sum of the balances of the capital accounts of all Investors of the Fund. See "CAPITAL ACCOUNTS
                                    AND ALLOCATIONS--Allocation of Net Profits and Net Losses."


INCENTIVE ALLOCATION:               As to Fund Core, generally, at the end of
                                    the 12-month period following the admission of an Investor to Fund Core, and at the end of each fiscal year thereafter, an amount up to 8% of the net profits, if any, that exceeds the amount the Investor would have earned if it had received an annualized rate of return during the relevant period on its opening capital account balance
                                    (appropriately adjusted for contributions and withdrawals) for such period equal to the "Hurdle Percentage" (such return being referred to as the "Hurdle"), and that would otherwise be credited to the Investor's account for such period will instead be credited to the Special Advisory Account.
                                    The Hurdle Percentage will be 5.75% until
                                    March 31, 2001. From and after April 1,
                                    2001, the Hurdle Percentage will change as described under "CAPITAL ACCOUNTS AND
                                    ALLOCATIONS--Incentive Allocation."

                                    As to Fund Alpha, generally, at the end of the 12-month period following the admission of an Investor to Fund Alpha, and at the end of each fiscal year thereafter, an amount up to 15% of the net profits, if any, that exceeds the Hurdle and that would otherwise be credited to the Investor's account for such period will instead be credited to the Special Advisory Account.

                                    This allocation for each Fund (the
                                    "Incentive Allocation") will be made only with respect to net profits that exceed both the Hurdle for the period and any net losses previously debited to the account of such Investor which have not been offset by any net profits subsequently credited to the account of the Investor. The Adviser may withdraw any Incentive Allocation credited to its Special Advisory Account by the last business day of any month following the date on which the Incentive Allocation was made. As to each Fund, the Adviser has agreed that the aggregate amount of the Fee and the Incentive Allocation charged against an Investor with respect to any "allocation period" will not exceed 4% of the Investor's capital account balance at the beginning of such "allocation period" (appropriately adjusted for contributions and withdrawals). The Incentive Allocation may be waived or reduced for certain Investors. Typically, for each Investor, the second period during which an Incentive Allocation will be payable will be less than 12 months. Thus, during this short second period (which is designed to put all Investors on the same schedule for the payment of Incentive Allocations), the Adviser may be entitled to receive Incentive Allocations twice in a 12 month period and possibly on performance derived over one or a small number of months. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

APPLICATION FOR                     Both initial and additional applications
INTERESTS:                          for interests of a Fund by eligible
                                    investors may be accepted at such times as the Fund may determine, subject to the receipt of cleared funds on or before the acceptance date set by the Fund. After the initial closing, initial applications and additional capital contributions will generally be accepted on the last day of each calendar quarter. Each Fund reserves the right to reject any application for interests in the Fund. Generally, the minimum initial investment in a Fund is $100,000. For employees or directors of the Adviser and its affiliates, Board members
                                    (and, in each case, members of their
                                    immediate families) and, in the sole
                                    discretion of the Board, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, the minimum initial investment is $10,000. Each Fund may vary the investment minimums from time to time. Each Fund, in its discretion, may suspend applications for interests at any time. See "APPLICATION FOR
                                    INTERESTS--Eligible Investors."

INITIAL CLOSING                     The initial closing date for applications
DATE:                               for interests in each Fund is September 30,
                                    2000. The Fund, in its sole discretion, may accelerate or postpone the closing date.

TRANSFER                            Interests in a Fund may be transferred only
RESTRICTIONS:                       (i) by operation of law pursuant to the
                                    death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Investors without the consent of the Adviser, which may be withheld in its sole and absolute discretion. See
                                    "REDEMPTIONS, REPURCHASES OF INTERESTS AND
                                    TRANSFERS--Transfers of Interests."


REPURCHASES OF                      No Investor will have the right to require
INTERESTS BY THE                    a Fund to redeem the Investor's interest
FUNDS:                              in the Fund.  Each Fund from time to time
                                    may offer to repurchase interests pursuant to written tenders by Investors. These repurchases will be made at such times and on such terms as may be determined by the Board of the relevant Fund in its complete and exclusive discretion. The Adviser expects that generally, beginning in 2001, it will recommend to the Board that the Fund offer to repurchase interests from Investors once each year, near December 31st. In addition, each Fund may repurchase an interest in the Fund or portion thereof of an Investor or any person acquiring an interest or portion thereof from or through an Investor if, among other reasons, the Adviser determines that it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof. See "REDEMPTIONS, REPURCHASES OF
                                    INTERESTS AND TRANSFERS--No Right of
                                    Redemption" and "--Repurchases of
                                    Interests."

                                    Each Fund's LLC Agreement provides that the
                                    Fund shall be dissolved if the interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

SUMMARY OF                          Counsel to each Fund has rendered its
TAXATION:                           opinion that the Fund will be treated as a
                                    partnership and not as an association
                                    taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury
                                    Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, each Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

                                    If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

                                    For each Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Funds. An Investment Fund's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause Investors to need to seek extensions on the time to file their tax returns.


ERISA PLANS AND                     Investors subject to the Employee
OTHER TAX-EXEMPT                    Retirement Income Security Act of 1974, as
ENTITIES:                           amended, and other tax-exempt entities,
                                    including employee benefit plans, Individual
                                    Retirement Accounts and 401(k) and Keogh
                                    Plans are not permitted to invest directly in the Fund, but may be able to invest indirectly through an offshore vehicle. Any tax-exempt entity that desires to invest in a Fund should contact JPM Securities at
                                    (212) 464-2036.


TERM: Each Fund's term is perpetual unless it is otherwise dissolved under the terms of the LLC Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT--Term, Dissolution and
                                    Liquidation."


REPORTS TO                          Each Fund will furnish to Investors as soon
INVESTORS:                          as practicable after the end of each
                                    taxable year such information as is
                                    necessary for Investors to complete Federal and state income tax or information returns, along with, any other tax information required by law. See "ADDITIONAL RISK
                                    FACTORS--Special Risks of Multi-Manager
                                    Structure." Each Fund also will send to
                                    Investors a semi-annual report containing the information required by the 1940 Act and an audited annual report containing the information required by the 1940 Act and Rule 4.7 promulgated under the CEA generally within 60 days after the close of the period for which the report is being made, or as otherwise required by applicable law.
                                    Quarterly reports from the Adviser regarding each Fund's operations during each quarter also will be sent to Investors within 30 days after the end of the quarter and in compliance with Rule 4.7 promulgated under the CEA.

FISCAL
YEAR                                For accounting purposes, each Fund's
                                    fiscal year will be the 12-month period
                                    ending March 31. Each Fund's first fiscal year will commence on the date of the initial closing and will end on March 31, 2001. For tax purposes, the 12-month period ending December 31 of each year will be each Fund's taxable year.


THE FUNDS


Each Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. Each Fund was formed as a limited liability company under the laws of Delaware on March 30, 2000, and has no operating history. Each Fund's principal office is located at 522 Fifth Avenue, New York, New York 10036, and its telephone number is (212) 837-2300. The Adviser is each Fund's investment adviser.


STRUCTURE

Each Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners or managing members of these entities typically are compensated through asset-based fees and incentive-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not incentive-based, fees.

Each Fund is similar to a private investment fund in that its underlying portfolio may be actively managed and Fund interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors. In addition, Investors will be subject generally to asset-based fees and incentive-based allocations. However, the Fund, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program. This structure permits a larger number of investors that have a higher tolerance for investment risk to participate in the Fund's investment program without making the more substantial minimum capital commitment that is required by many private investment funds.


INVESTMENT PROGRAM

Each Fund's investment objective is capital appreciation.

Each Fund seeks to achieve its objective by deploying its assets primarily among a select group of Investment Funds advised by Investment Managers who employ a variety of alternative investment strategies in pursuit of superior risk-adjusted returns. At any one time, each Fund generally expects to hold interests in 15 to 30 Investment Funds.

The Adviser generally will allocate a portion of each Fund's assets among Investment Funds with investment programs that focus on one or a combination of the investment styles described below. The Adviser generally will seek to achieve and maintain the risk/return profiles of the Funds by allocating a higher percentage of Fund Core's assets to Investment Funds that employ the Event Driven and Relative Value strategies and a higher percentage of Fund Alpha's assets to Investment Funds that employ the Long/Short and Tactical Traders strategies. Fund Core will pursue superior risk-adjusted returns with a volatility level similar to 3 to 5 year bonds. Fund Alpha will pursue superior risk-adjusted returns, but with an emphasis on higher returns and a level of volatility similar to G7 equities. The Adviser may identify other investment styles which it believes will be consistent with a Fund's investment objective and may invest in Investment Funds with investment programs that focus on those styles.


EVENT DRIVEN. THIS STYLE IS BASED ON THE ACTUAL OR ANTICIPATED OCCURRENCE OF AN EVENT, SUCH AS A MERGER TRANSACTION OR A BANKRUPTCY. INVESTMENT RETURNS ARE RELATIVELY UNAFFECTED BY THE DIRECTION OF THE EQUITY AND FIXED INCOME MARKETS. SOME EVENT DRIVEN INVESTMENT STRATEGIES INCLUDE MERGER ARBITRAGE AND DISTRESSED INVESTING.

         MERGER ARBITRAGE. This strategy, sometimes also called "risk arbitrage," consists of investing in event-driven situations of issuers in the process of a corporate transaction, such as leveraged buy-outs, mergers and hostile take-overs. Investors purchase stocks of the issuer being taken over and sell short the stock of the acquiring company.

         DISTRESSED INVESTING. Distressed securities investors buy, at discounts, equities, debt or trade claims of companies that face financial difficulties. Often, these companies are involved in bankruptcy proceedings, with payment to debtholders and other claims under control of the bankruptcy court. After the bankruptcy process, these investors may hold the equity securities of the newly reorganized company. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities.


RELATIVE VALUE. INVESTMENT FUNDS EMPLOYING THIS STYLE SEEK TO INVEST IN SECURITIES WHICH THEIR INVESTMENT MANAGERS PERCEIVE TO BE SELLING AT A DISCOUNT OR PREMIUM TO THEIR INTRINSIC OR POTENTIAL WORTH. THESE SECURITIES MAY BE OUT OF FAVOR OR NOT CLOSELY FOLLOWED BY ANALYSTS. LONG-TERM HOLDING, PATIENCE AND STRONG DISCIPLINE OFTEN ARE REQUIRED BEFORE THE MARKET RECOGNIZES THE ULTIMATE VALUE OF THE DISCOUNTED OR OVER-VALUED SECURITIES. POSITIONS GENERALLY ARE HEDGED USING SHORT SALES AND OPTIONS. IT IS BROADLY OPPORTUNISTIC, AND AS SUCH, GENERALLY UNCORRELATED WITH BENCHMARK INDICES. SOME RELATIVE VALUE STRATEGIES INCLUDE EQUITY PAIRS TRADING, FIXED INCOME ARBITRAGE, AND CONVERTIBLE ARBITRAGE.



         EQUITY PAIRS TRADING. This strategy consists of taking advantage of pricing differences between related equity securities. It consists of buying an under-valued equity security while simultaneously shorting a related security or investment that is over-valued relative to the purchased security. These "pairs" of long and short positions are typically structured to neutralize systematic market risk.


         FIXED INCOME ARBITRAGE. This strategy consists of taking advantage of pricing differentials between related fixed income securities. The strategy consists of investing in one fixed income security while seeking to hedge the market risk with an offsetting investment in another related security.

         CONVERTIBLE ARBITRAGE. This strategy involves investing in convertible bonds that appear incorrectly valued relative to their theoretical value. The strategy consists simultaneously of the purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible can be exchanged. These transactions seek to hedge out the risk inherent in the stock. The remaining interest rate risk may or may not be hedged. This strategy may include buying an undervalued warrant and selling short an appropriate amount of the warrant issuer's stock.

LONG/SHORT. THIS STYLE COMBINES LONG INVESTMENTS WITH SHORT SALES AND THE PURSUIT OF OPPORTUNITIES IN RISING OR DECLINING MARKETS. UNLIKE RELATIVE VALUE STRATEGIES, LONG/SHORT STRATEGIES GENERALLY MAY REDUCE BUT DO NOT ELIMINATE MARKET EXPOSURE AND RISK. SOME LONG/SHORT STRATEGIES INCLUDE EQUITY LONG/SHORT, SHORT SELLING, AND STOCK PICKING.


         EQUITY LONG/SHORT. Investment Funds employing this strategy buy undervalued stocks and sell overvalued stocks to both generate alpha and hedge out some portion of the general market risk. The stocks bought or sold short typically are selected using quantitative and/or value-based models. The Investment Managers of these Investment Funds may differ in the methods used, and degree to which they seek, to eliminate market risk. Unlike Equity Pairs Trading, long and short positions may be completely unrelated. This strategy can be closely correlated to the performance of benchmark indices.


         SHORT SELLING. Short selling is used by Investment Funds attempting to profit from declining securities prices. To implement the strategy, Investment Funds generally will seek to identify securities of companies their Investment Managers deem overvalued. This strategy is not the opposite of purchasing long securities. A short sale does not require any investment or borrowed money, but it does require collateral. Unlike the holder of a long position, which may enjoy dividend income, the short seller pays the dividend as a cost. On the other hand, the proceeds of the short sale earn interest, known as a short credit rebate, which floats with short-term interest rates. Unlike a long investor, a short seller can lose his or her total net worth, as the price of a stock can potentially rise infinitely.

         STOCK PICKING. Stock pickers invest across a broad range of equity securities on a global basis. Fundamental research plays an important role in identifying securities in countries which have the greatest potential for capital appreciation over the long-term.

TACTICAL TRADERS. INVESTMENT FUNDS WHOSE INVESTMENT PROGRAMS ARE CHARACTERIZED BY THIS STYLE TEND TO SPECULATE ON THE DIRECTION OF THE MARKET. SOME TACTICAL TRADING STRATEGIES INCLUDE MACRO TRADING, DISCRETIONARY MANAGEMENT, AND TREND FOLLOWING AND SYSTEMATIC TRADING.


         MACRO TRADING. Investment Funds employing this strategy aim to profit from changes in global economies, typically caused by shifts in government policy that affect interest rates, in turn affecting currency, stock and bond markets. These Investment Funds may participate in all major markets, financial instruments, currencies and commodities, though not always at the same time. Leverage and derivatives may be used to accentuate the impact of market moves. Hedging may be used, but leveraged directional positions tend to make the largest impact on performance.


         DISCRETIONARY MANAGEMENT. Investment Funds employing this strategy often rely on a combination of fundamental and technical analysis. Some Investment Funds using this strategy focus on specific regions or industries, while others concentrate on more general factors such as macroeconomic conditions.

         TREND FOLLOWING AND SYSTEMATIC TRADING. This strategy involves using a computerized trading system to generate buy and sell signals in the direction of a defined trend, based on the assumption that a trend, once established, will tend to continue. Little or no personal judgment is involved in the investment process.

See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

The Adviser's process for selecting Investment Funds for each Fund consists primarily of the following:

INVESTMENT FUND DISCOVERY. Since information about private investment funds generally is not advertised, the Adviser will obtain information about investment opportunities primarily through the J.P. Morgan global information network and other proprietary sources, including its clients, hedge fund managers and consultants and competitors. Additionally, the Adviser will seek to identify investment opportunities by researching public databases and investment publications.

INVESTMENT FUND AND INVESTMENT MANAGER EVALUATIONS. The Adviser will select Investment Funds based on, among other things, the suitability and performance potential of, and diversification benefits for the Fund associated with, the Investment Fund's investment strategy and style; the Investment Manager's reputation, experience and training; liquidity and other limitations arising from the governing agreement of the Investment Manager's Investment Fund; and the quality and stability of the Investment Manager's organization, including internal and external professional staff. The Adviser generally seeks Investment Funds whose Investment Managers have achieved, or the Adviser believes are likely to achieve, superior risk-adjusted returns and a level of volatility consistent with its risk/return profile during various time periods and market cycles. Where possible, the Adviser will seek to supplement its evaluation of Investment Managers through interviews with their existing and former clients, competitors and previous employees or colleagues, information from other business units at J.P. Morgan and interviews with the Investment Manager's administrators, prime brokers/custodians or auditors. In addition, the Adviser also will seek to draw upon J.P. Morgan's internal resources to better understand, assess and monitor the strategies used by Investment Managers. The Adviser believes that a thorough due diligence effort may minimize the investment risks of, and increase diversification for, the Fund.

THEME GENERATION. The Adviser will analyze current and anticipated market conditions and seek to identify those investment themes (across industries, geographical sectors and financial markets) which may contribute to the achievement of the Fund's investment objective.

PORTFOLIO MANAGEMENT. Using both qualitative and quantitative means, the Adviser will develop and maintain an asset allocation strategy for the Fund that it intends to implement through the Investment Funds. From time to time, the Adviser may reallocate a Fund's assets. The Adviser may maintain a Fund's allocation to an underperforming Investment Fund if the overall portfolio composition of the Fund or the current market conditions support such decision.

RISK MANAGEMENT AND INVESTMENT MONITORING. The Adviser will evaluate regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. As part of this ongoing evaluation, the Adviser will review each Investment Manager's investment strategy in light of current and anticipated market conditions, determine whether any changes to an Investment Manager's investment strategy or organizational structure have occurred that would lead the Adviser to alter its asset allocation and assess the need to allocate Fund assets to new Investment Managers identified through its research efforts. The Adviser will seek to determine, monitor and rebalance the exposure of the Fund to risks of the financial markets and investment themes and strategies employed by the Investment Managers.

The Adviser may reallocate a Fund's assets among the Investment Funds and select additional Investment Funds, subject to the condition that selection of a new Investment Fund advised by a Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.


To facilitate the efficient investment of a Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager or one of its affiliates serves as general partner, managing member, sole director or investment adviser and the Fund is the sole limited partner or only other member or investor. The Adviser anticipates that a majority of each Fund's assets will be invested in Investment Funds not advised by Subadvisers. In any event, the Adviser will allocate no more than 40% of a Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, each Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires investor approval. The Adviser anticipates that each Fund will invest a substantial portion of its assets in non-voting securities of the Investment Funds.

See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."


Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Adviser will select Investment Funds that may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Investment Funds will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ.


Each Investment Fund may use various investment techniques for hedging and non-hedging purposes. For example, some or all of the Investment Funds may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to each Fund. Some or all of the Investment Funds may use leverage, which also entails risk. From time to time, the Adviser may engage in transactions designed to hedge the exposure of a Fund's portfolio to market sectors or currencies, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."


Each Investment Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as its Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, each Fund also may invest in these instruments. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments."

Additional information about the types of investments that are expected to be made by the Investment Funds, their investment practices and related risk factors is provided below. Except as otherwise indicated, each Fund's investment policies and restrictions are not fundamental and may be changed without a vote of Investors. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

EACH FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUNDS' OR THE INVESTMENT FUNDS' INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH INVESTMENT FUND'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION, IN CERTAIN CIRCUMSTANCES, CAN RESULT IN OR CONTRIBUTE TO SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

All securities investments risk the loss of capital. The value of each Fund's total net assets should be expected to fluctuate. An Investment Fund's use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

For purposes of a Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.

EQUITY SECURITIES

An Investment Fund's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depositary receipts relating to foreign securities. See "--Foreign Securities" below. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Funds generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Investment Funds may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Funds' investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Fund may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, if the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objective.

FIXED-INCOME SECURITIES

The Investment Funds may invest in fixed-income securities of U.S. and foreign issuers. The Investment Funds typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities, as part of an arbitrage strategy, for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Investment Funds may invest in both investment grade and non-investment grade debt securities, commonly referred to as "junk bonds," including those of companies that are experiencing significant financial or business difficulties (so-called "distressed securities"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest generic rating categories or, if not rated by any NRSRO, have been determined by the Investment Fund's Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

An Investment Fund's investments in distressed securities involve substantial risks. Any one or all of the companies in which an Investment Fund may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to a portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Investment Fund's original investment. Under these circumstances, the returns generated from the Investment Fund's investments may not compensate Investors adequately for the risks assumed.

FOREIGN SECURITIES

The Investment Funds may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which an Investment Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, each Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, these markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

FOREIGN CURRENCY TRANSACTIONS


An Investment Fund may engage in foreign currency transactions for a variety of purposes, including for speculative purposes, or to lock in a fixed amount in U.S. dollars, between trade and settlement date, the value of a security the Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of cash the Investment Fund holds or securities the Investment Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated. From time to time, each Fund may engage in foreign currency transactions to hedge the U.S. dollar value of its interest in an Investment Fund valued in a foreign currency or of foreign currency or securities it may receive in connection with a redemption from an Investment Fund.


Foreign currency transactions may involve, for example, the Investment Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange. The Investment Fund's success in these transactions will depend principally on its Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. In addition, the currency markets are affected by government regulation of or intervention in them. This regulation or intervention could adversely affect an Investment Fund's performance.

Foreign currency transactions may be effected in the spot, forward or futures markets.

MONEY MARKET INSTRUMENTS

An Investment Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as its Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, each Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

NON-DIVERSIFIED STATUS

The classification of each Fund as a "non-diversified" investment company means that the percentage of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of Investment Funds, some of which may be investing in issuers within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

LEVERAGE

Some or all of the Investment Funds may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Investment Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Investment Fund's investment portfolio. If the Investment Fund's equity or debt instruments decline in value, the Investment Fund could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in an Investment Fund's assets, whether resulting from changes in market value or from redemptions, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. These limits only apply to the Investment Funds that are managed by Subadvisers and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its interests may be great.

To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.


Each Fund may borrow money for temporary or emergency purposes, for investment purposes in anticipation of receipt of cash flows or in connection with repurchases of, or tenders for, the Fund's interests, which may result in greater fluctuation in the Fund's net asset value until the borrowing is repaid.


PURCHASING INITIAL PUBLIC OFFERINGS

Some or all of the Investment Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for a Fund's interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SHORT SALES

Some or all of the Investment Funds may attempt to limit exposure to a possible market decline in the value of their portfolio securities through short sales of securities that their Investment Managers believe possess volatility characteristics similar to those being hedged. In addition, Investment Funds may use short sales for non-hedging purposes to profit from anticipated declines in prices of securities which in the view of their Investment Funds are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy. To effect a short sale, an Investment Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Investment Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund's portfolio.

SPECIAL INVESTMENT TECHNIQUES

Some or all of the Investment Funds may use a variety of special investment techniques to hedge against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ for their Investment Funds may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of these special investment techniques may be speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

DERIVATIVES. Some or all of the Investment Funds may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk, or change the character of the risk, to which it is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

If an Investment Fund invests in Derivatives at inopportune times or its Investment Manager judges market conditions incorrectly, such investments may lower the relevant Fund's return or result in a loss. A Fund also could experience losses if the Investment Fund's Derivatives were poorly correlated with its other investments, or if the Investment Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


OPTIONS. The Investment Funds may invest in options. The Investment Funds also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities or commodities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Fund also may include options on baskets of specific securities.

The Investment Funds may purchase call and put options in respect of specific securities, and may write or sell covered or uncovered call and put options. A covered call option, which is a call option that is sold by the Investment Fund with respect to which the Investment Fund owns the underlying security, exposes the Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option that is sold by the Investment Fund with respect to which the Investment Fund has sold short the underlying security, exposes the Investment Fund during the term of the option to possible loss of opportunity to realize the gain from a decline in the market price of the security or to the potentially infinite loss on the short security position due to appreciation in the market price that might otherwise have been avoided by re-purchase of the security to cover the short.


The Investment Funds may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Fund of options on stock indexes will be subject to its Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the option. This requires different skills and techniques than forecasting changes in the price of individual stocks.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Fund's position by selling the option previously purchased, although the Investment Fund would be entitled to exercise the option should it deem it advantageous to do so.


FUTURES AND OPTIONS ON FUTURES. Some or all of the Investment Funds may enter into futures contracts or options on futures contracts for speculative and/or for hedging purposes. Futures contracts are contracts made on a commodity exchange which provide for the future delivery of various financial instruments, foreign currencies, agricultural commodities and industrial commodities at a specified date, time and place. The contractual obligations may be satisfied either by taking or making physical delivery of an approved grade of the commodity (or cash settlement in the case of certain futures contracts including stock index contracts) or by entering into an offsetting contract to purchase or sell the same commodity on the same exchange prior to the designated date of delivery. Investment Funds may enter into futures or options on futures for any underlying commodity such as stock indices, interest rates, foreign currencies, government securities, precious and industrial metals and agricultural commodities.

Futures transactions are highly leveraged and prices are highly volatile. Prices are influenced by, among other things, changing supply and demand relationships, government agricultural, commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


The Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


The risks involved in trading commodity options on exchanges are similar to those involved in trading futures contracts in that options are speculative and highly leveraged. Specific market movements of the future contract underlying an option cannot be predicted. Options are bought and sold on the trading floor of a commodity exchange. The purchaser of an option pays a premium and may be charged commissions and other fees. The writer of an option must make margin deposits and may be charged commissions and other fees. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase. However, there can be no assurance that a liquid offset market will exist for any particular option or at any particular time. In such case, it might not be possible to effect offsetting transactions in particular options. Thus in the case of an option on a future, to realize any profit, a holder would have to exercise his option and have to comply with margin requirements for the underlying futures contract. A writer could not terminate its obligation until the option expired or was assigned an exercise notice.

Successful use of futures or options on futures by an Investment Fund also is subject to its Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.


Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.


WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


SWAP AGREEMENTS. Some or all of the Investment Funds may enter into equity, total return, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

The Investment Funds may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Most swap agreements entered into by an Investment Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles a Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

LENDING PORTFOLIO SECURITIES

Some or all of the Investment Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of a Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in interest rates and securities prices, some or all of the Investment Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

Although each Investment Fund will invest primarily in publicly traded securities, the Fund and each Investment Fund may invest without limitation in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Fund might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, each Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

ADVISER'S HEDGING ACTIVITIES


From time to time, the Adviser may engage in transactions in Derivatives and in options, futures and foreign currencies and may enter into swap agreements for purposes of hedging the portfolios of a Fund's exposure to market sectors or currencies. These transactions and the related risks are described under "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."


INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Neither Fund may:

o        Issue senior securities, except to the extent permitted by the 1940
         Act.

o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

o Purchase, hold or deal in real estate, except that the Subadvisers may invest in real estate and securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.


o Invest in commodities or commodity contracts, except that the Fund and the Subadvisers may purchase and sell options, futures and forward contracts, including those related to indexes and options on indexes, to the extent provided in this Memorandum.


o Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government Securities may be purchased without limitation. For purposes of this Investment Restriction, the Investment Funds are not considered part of an industry.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as a Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

With respect to these investment restrictions, and other policies described in this Memorandum, a Fund will look through only its Investment Funds managed by Subadvisers. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Each Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.

ADDITIONAL RISK FACTORS

ASSET-BASED FEES AND INCENTIVE-BASED ALLOCATIONS


Each Investment Fund generally will bear an asset-based fee and some or all of the Investment Managers will receive incentive-based allocations. The asset-based fees of the Investment Funds are expected to range from 1% to 2% of the value of the relevant Investment Fund and the incentive-based allocations of the Investment Managers are expected to range from 10% to 25% of net profits of the relevant Investment Fund.

The incentive-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

In addition, the Adviser will charge each Fund an asset-based fee and will receive an incentive-based allocation, which gives rise to similar risks. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."


TAX RISKS

Counsel to each Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to each Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Fund Operations--Classification of the Funds."

LACK OF OPERATING HISTORY

Each Fund is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Fund. The Adviser, however, has experience in managing private investment funds and separately managed client accounts that have investment programs that are substantially similar to the respective Fund's expected investment program. See "APPENDIX B--PERFORMANCE INFORMATION."

LIQUIDITY RISKS

Interests in a Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although each Fund may offer to repurchase Investor interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Adviser expects that generally, beginning in 2001, it will recommend to the Fund's Board that the Fund offer to repurchase interests from Investors once each year, near December 31st. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY

Each Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors. Whether or not distributions are made, Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay such applicable taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Fund's Board.

SPECIAL RISKS OF THE FUNDS' STRUCTURE

The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, neither Fund will be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Adviser will seek to receive detailed information from each Investment Manager regarding its or its Investment Fund's historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

An Investor who met the conditions imposed by the Investment Funds could invest directly with the Investment Funds. These conditions include investment minimums that may be considerably higher than the Fund's minimum investment. By investing in the Investment Funds indirectly through a Fund, the Investor bears two layers of asset-based fees and incentive-based allocations--one at the Fund level and one at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds. In its determination of whether an investment in the Investment Fund would be consistent with a Fund's investment objective, the Adviser will consider the aggregate fees to which the Fund may be subject.


Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the relevant Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from an Investment Fund, and thus indirectly from Investors, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, a Fund could incur indirectly certain transaction costs without accomplishing any net investment result. A number of Investment Funds may take substantial positions in the same security, financial instrument or market sector at the same time. This inadvertent concentration could cause the Fund to experience greater volatility or sustain larger losses.


To the extent a Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of the investors in the Investment Fund, including a matter that could adversely affect the Fund's investment in it.


Some Investment Funds in which a Fund may invest may be newly organized and therefore may have no, or only limited operating histories (although the Adviser generally will select Investment Funds or Investment Managers which have had some operating or trading history). In addition, Investment Managers will have varying levels of experience and may operate in teams which are small relative to the assets under their management. The Investment Managers also may employ proprietary trading methods, policies and strategies which may deviate from the Adviser's expectations based on its research and evaluations. Of course, past performance achieved by such Investment Managers and Investment Funds is not necessarily indicative of future results. Therefore, the results of any Investment Fund may differ from those of other investment vehicles or accounts operated by the Investment Manager and from results the Adviser anticipated.


Since a Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities.

Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon a Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that it believes to be in the best interests of the Fund. Each Fund may be subject to compulsory cash redemption or in-kind redemptions by one or more Investment Funds. In such circumstances, the Fund may receive cash, securities and/or limited partnership or limited liability company interests that are illiquid or difficult to value at an inopportune time.

If financial reports used by any Investment Fund to determine its net asset value are incomplete, inaccurate or if the net asset value does not adequately reflect the value of the Investment Fund's holdings, the net asset value of a Fund may be inaccurate. Although the Adviser intends to select Investment Funds that use reputable administrators and accountants, neither Fund will have control over the choice of custodians, brokers or counterparties made by these Investment Funds nor on the valuation methods and accounting rules which they may use. Each Fund's ability to correctly assess the value of its Investment Funds will be dependent upon the information available with respect to them and their investment operations.

An Investment Fund may have to suspend temporarily the determination of its net asset value. In such event, a Fund may be unable to redeem or otherwise dispose of its interests in such Investment Fund when it otherwise would be advantageous to do so. In such event, the Fund's ability to calculate its net asset value accurately also might be adversely affected.

Like an investment in each Fund, investments in the Investment Funds may be illiquid. The governing instruments of many Investment Funds will have provisions similar to those of each Fund restricting both the transferability of an investor's interest and the ability of an investor to withdraw its investment in certain circumstances.

For each Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Funds. An Investment Fund's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause investors to need to seek extensions on the time to file their tax returns.

A noncorporate investor's share of each Fund's investment expenses (including the asset-based fees and incentive-based amounts, if any, at the Fund and Investment Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

Each Fund may be required to indemnify certain of its Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Fund's interests.

PERFORMANCE INFORMATION

Appendix B contains performance information for two offshore funds of funds advised by the Adviser with investment programs that are similar to the Funds' expected investment programs. The future performance of the offshore funds may vary from the future performance of the Funds. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities." PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE DIRECTORS

Each Fund's Board has overall responsibility to manage and control the business affairs of the relevant Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Directors are managers of the Fund for purposes of Delaware's Limited Liability Company Act.

The Directors are not required to contribute to the capital of a Fund or hold interests in a Fund. A majority of each Fund's Directors are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of each Fund's Directors and brief biographical information regarding each Director is set forth below.

NAME, ADDRESS AND AGE                                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS


John N. Bell                                     Retired; Assistant Treasurer, Consolidated Edison Company of New
462 Lenox Avenue                                 York, Inc. (since prior to 1993).  Mr. Bell also is a director or
South Orange, New Jersey  07079                  trustee of 13 other investment companies for which J.P. Morgan or
Age 69                                           its affiliates serves as investment adviser.

John R. Rettberg                                 Retired; Corporate Vice President and Treasurer, Northrop Grumman
1770 West Balboa Boulevard                       Corporation ("Northrop") (prior to January 1995);  Consultant,
Newport Beach, California  92663                 Northrop (since January 1995); Director, Independent Colleges of
Age 62                                           Southern California (prior to 1994); Director, Junior Achievement
                                                 (prior to 1993); Director,
                                                 Pepperdine University (since
                                                 March 1997); Director Vari-Lite
                                                 International Corporation
                                                 (since April 1996); Mr.
                                                 Rettberg also is a director or
                                                 trustee of 13 other investment
                                                 companies for which J.P. Morgan
                                                 or its affiliates serves as
                                                 investment adviser.

John F. Ruffle                                   Retired; Director and Vice Chairman, J.P. Morgan (prior to June
Pleasantville Road                               1993); Trustee, The Johns Hopkins University (since July 1990);
New Vernon,                                      Director, Bethlehem Steel Corporation (since September 1990);
New Jersey  07976                                Director, Wackenhut Corrections Corp. (since January 1997);
Age 63                                           Director, Wackenhut Corporation (since April 1998); Director,
                                                 Trident Corp. (since November 1993); Director, American Shared
                                                 Hospital Services (since May 1995).  Mr. Ruffle also is a
                                                 director or trustee of 13 other investment companies for which
                                                 J.P. Morgan or its affiliates serves as investment adviser.

Kenneth Whipple, Jr.                             Retired; Executive Vice President, Ford Motor Company, President,
1115 Country Club Drive                          Ford Financial Services Group, and Chairman, Ford Motor Credit
Bloomfield Hills, Michigan  48304                Company; Director and President, Ford Holdings, Inc. (since prior
Age 65                                           to 1992); Director, CMS Energy Corporation and Consumers Energy
                                                 Company (since January 1993); Chairman and Director, WTVS-TV
                                                 (since prior to 1992); Director, Galileo International (since
                                                 October 1997); Director, Associates First Capital Corp. (since
                                                 January 1999).  Mr. Whipple also is a director or trustee of 13 other investment companies for which J.P. Morgan or its
                                                 affiliates serves as investment adviser.

As to each Fund, the Directors serve on the Fund's Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote or written consent of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

As to each Fund, the Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500 by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Fund to each Director will be $7,000 during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Adviser, each of Messrs. Bell, Rettberg, Ruffle and Whipple will receive aggregate annual compensation from all such companies of approximately $49,500 for such year. The Directors do not receive any pension or retirement benefits from the Fund.


THE ADVISER


The Adviser serves as each Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Directors, pursuant to the terms of investment advisory agreements entered into between the respective Funds and the Adviser dated as of March 21, 2000 (each, an "Investment Advisory Agreement"). The Adviser will initially allocate each Fund's assets and, thereafter, will evaluate regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate a Fund's assets among Investment Funds, eliminate Investment Funds from the Fund's investment portfolio and select additional Investment Funds, subject to the condition that selection of a new Investment Fund advised by a Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The Adviser, which was formed as a Delaware corporation on February 7, 1984, is a wholly-owned subsidiary of J.P. Morgan and is registered as an investment adviser under the Advisers Act. The Adviser is registered under the CEA as a Commodity Pool Operator and in such capacity is a member of the National Futures Association. The Adviser will act as each Fund's Commodity Pool Operator, responsible for futures-related activities and for compliance with the CEA and the regulations of the Commodity Futures Trading Commission. The Adviser and its affiliates provide investment advisory services to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $369 billion as of June 30, 2000.

The offices of the Adviser are located at 522 Fifth Avenue, New York, New York 10036, and its telephone number is (212) 837-2300. The Adviser or its designee maintains each Fund's accounts, books and other documents required to be maintained under the 1940 Act and CEA at 522 Fifth Avenue, New York, New York 10036 or at such other place as designated by the Adviser.


Investment decisions for each Fund are made by a team of the Adviser's portfolio managers, and no person is primarily responsible for making recommendations to the team.

Pursuant to the Investment Advisory Agreement of each Fund, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Adviser will make all decisions regarding the Fund's purchases and withdrawals of interests in Investment Funds and advise the Directors regarding the selection of Subadvisers. The Investment Advisory Agreement of each Fund was approved by the Fund's full Board and by the Directors who are not "interested persons" (as defined by the 1940 Act), of the Fund or the Adviser at a meeting held in person on March 21, 2000, and also was approved on such date by the Fund's Organizational Member, as defined in the LLC Agreement. The Investment Advisory Agreement of each Fund is terminable without penalty, on 60 days' prior written notice by the Fund's Board, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. The initial term of the Investment Advisory Agreement of each Fund expires on March 21, 2002. However, the Investment Advisory Agreement may be continued in effect from year to year thereafter if its continuance is approved annually by either the Fund's Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement of each Fund also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Investment Advisory Agreement of each Fund provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement of each Fund also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

The Investment Advisory Agreement of each Fund provides that in consideration of the services provided by the Adviser, the Adviser shall be entitled to be the Special Advisory Member of the Fund. In such capacity, the Adviser is entitled to receive the Incentive Allocation.

VOTING


Each Investor will have the right to cast a number of votes on a Fund matter based on the value of such Investor's respective capital account in the Fund at any meeting of Investors called by the Fund's Directors or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors in the Fund. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors and approval of the Fund's auditors. The Fund does not expect to hold annual or other regularly scheduled meetings of Investors. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.


CONFLICTS OF INTEREST

THE ADVISER

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "JPM Clients"). The Funds have no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Funds will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular JPM Client or for itself or its officers, directors, partners, members or employees, but not for the Funds. Situations may arise in which the Adviser, its affiliates or JPM Clients have made investments which would have been suitable for investment by a Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage a Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Funds and may have conflicts of interest in allocating their time and activity between the Funds and other JPM Clients. The Adviser and its officers and employees will devote so much of their time to the affairs of each Fund as in their judgment is necessary and appropriate.

J.P. Morgan and its affiliates have, and continue to seek and develop, banking, brokerage, trading and other financial and advisory relationships with numerous clients and issuers (including Investment Funds and their Investment Managers). J.P. Morgan and its affiliates also advise and represent potential buyers and sellers of securities of such issuers worldwide. A Fund may be interested in purchasing or selling, directly or indirectly, the securities of issuers with which J.P. Morgan or an affiliate has a client relationship. While the Adviser does not believe that the existence of these relationships will necessarily preclude a purchase or sale of such issuers' securities by a Fund (or by an Investment Fund), it is possible that the ability of the Fund to engage in certain transactions may be restricted by legal requirements applicable to J.P. Morgan.

In providing services to its various clients, some of which may be competitors to issuers in which a Fund has invested, directly or indirectly, J.P. Morgan and its affiliates may recommend activities that would compete with or otherwise adversely affect these issuers or the value of the securities held by one or more Investment Funds. While J.P. Morgan and its affiliates will consider the implications of identified actual or potential conflicts arising from these relationships, it should be recognized that such relationships may preclude a Fund from engaging in certain transactions and may constrain the Fund's investment flexibility.

As part of its regular business activities, J.P. Morgan or any of its affiliates may be retained to provide advice, financing, brokerage, trading or other financial services to, and will expect to receive customary compensation from, an issuer (including any Investment Fund) in which a Fund has invested, directly or indirectly. If J.P. Morgan or one of its affiliates is so retained, the terms of such retainer will not be subject to notice to or approval by the Fund. Such compensation could include financial, advisory, underwriting, placement, financing, commitment or brokerage fees and will not be shared with the Funds. Certain affiliates of J.P. Morgan also may trade financial derivative instruments (such as forward currency contracts or equity derivatives) with some of the Investment Funds in which a Fund may invest when permitted by applicable law. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Funds, are referred to collectively as the "Investment Manager Accounts.") These J.P. Morgan affiliates also may issue, trade in or underwrite financial instruments or securities whose return or value derives from or is linked to the value of the interests of a Fund or any Investment Fund. The Adviser will not have access to confidential, non-public trading, financial or business information which may be provided by issuers and Investment Funds to other affiliates of J.P. Morgan, but may, when permitted by applicable law, share due diligence information and research with these affiliates. When J.P. Morgan or its affiliate provides or arranges financing to, or has unsettled receivables from, a borrower in which an Investment Fund has invested, J.P. Morgan or its affiliate may have, and in the event of the borrower's default or insolvency, will have, interests substantially divergent from those of the Investment Fund. Similarly, under certain circumstances, the Investment Funds may invest in connection with a transaction in which J.P. Morgan or an affiliate has already invested or is expected to participate and the Fund and J.P. Morgan or its affiliate may have conflicting interests.


JPM Securities acts as the placement agent for each Fund and will bear its own costs associated with its activities as placement agent. JPM Securities from time to time may engage, at no cost to the Funds, sub-placement agents. The Adviser and JPM Securities may compensate JPM Securities' or its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in a Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund. Additionally, these entities, at their discretion, may charge Investors sales commissions of up to 3% of the purchase price of Fund interests being purchased. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."


PERTAINING TO SUBADVISERS

To the extent Subadvisers are engaged to manage a Fund's assets, the following potential conflicts of interest may be relevant:

PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Subadviser will employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for certain of its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will be expected to consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

Each Subadviser will be expected to evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective Investors should note that the future performance of the Subadviser and its Investment Manager Accounts will vary.

When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. The Adviser will seek to invest in Subadvisers which will undertake that no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."

Each Investment Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS. Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

The Funds, the Adviser and JPM Securities each have adopted, and any new Subadviser will adopt, a code of ethics under Rule 17j-1 of the 1940 Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by a Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The Adviser understands that each Investment Manager will seek to obtain the best price and execution for portfolio transactions and may allocate brokerage business to brokers that provide it with supplemental research, reports and other market information in the same manner and subject to the same requirements as a Subadviser as described below.

To the extent Subadvisers are engaged to manage a Fund's assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers generally will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best price and execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund. In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

Each Investment Manager may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the 1940 Act.

FEES AND EXPENSES


The Adviser provides certain management and administrative services to each Fund, including, among other things, providing office space and other support services to the Fund. In consideration for these services, each Fund will pay the Adviser a management fee generally on a monthly basis calculated at an annual rate based on its net assets for the month, excluding assets attributable to the Adviser's capital account, the Special Advisory Account and the capital account of certain offshore funds (the "Fee"). The Fee will be 1.00% for Fund Core and .75% for Fund Alpha. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of interests. The Fee will be computed as of the start of business on the first business day of the period to which the Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears. The Fee will be charged in each period to the capital accounts of the appropriate Investors in proportion to their capital accounts at the beginning of such period.

The Administrator performs certain administration, accounting and investor services for each Fund and, in consideration thereof, each Fund will pay the Administrator an annual fee based on assets and number of Investors, and will reimburse the Administrator for out-of-pocket expenses.


In addition, the capital accounts of Investors (except the Special Advisory Account) may be subject to an Incentive Allocation depending upon the investment performance of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

Each Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser. Expenses to be borne by each Fund include:

o all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;


o all costs and expenses associated with the organization, operation and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;


o the costs and expenses of holding meetings of the Board and any meetings of Investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;


o reasonable fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;


o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Directors;


o all costs and expenses associated with the organization of new Investment Funds actually managed by Subadvisers, if any;


o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;


o the fees of custodians and other persons providing administrative services to the Fund; and


o such other types of expenses as may be approved from time to time by the Board.

The Adviser will be reimbursed by a Fund for any of the above expenses that it pays on behalf of the Fund.


Each Fund's offering costs and organizational expenses are estimated at $185,000. Offering costs will be charged to capital as incurred. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Funds, a Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of offering costs and organizational expenses among the Investors, an amount equal to the offering costs and organizational expenses incurred by a Fund will be allocated among and credited to or debited against the capital accounts of all its Investors based on the percentage that an Investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all its Investors as of the relevant allocation date. An initial allocation of offering costs and organizational expenses will be made as of the first date on which capital contributions of Investors are made. As to each Fund, these allocations will thereafter be adjusted as of each date, through and including the last day of the month during which the first anniversary of the initial closing of sales of interests in the Fund occurred, on which additional capital is contributed to the Fund by Investors. Each Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund interests. For Federal income tax purposes, offering costs cannot be deducted by the Fund or its Investors.


The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Funds in the business of the Funds. The Investment Managers generally will charge an asset-based fee to and receive incentive-based allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Funds.

PLACEMENT FEE

In connection with initial and additional purchases of Fund interests, Investors may be charged by JPM Securities, as well as third party securities dealers and other industry professionals, sales commissions of up to 3% of the Investor's capital contribution, in their sole discretion. The placement fee will be added to the purchase price and will not constitute assets of a Fund. See "APPLICATION FOR INTERESTS--Application Terms."

CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

Each Fund will maintain a separate capital account for each of its Investors (including the Adviser in respect of any capital contribution to the Fund made by the Adviser as an Investor), which will have an opening balance equal to such Investor's initial contribution to the capital of the Fund. Each Investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Investor to the capital of the Fund, plus any amounts credited to such Investor's capital account as described below. Similarly, each Investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the interest or portion of the interest of such Investor, plus the amount of any distributions to such Investor which are not reinvested, plus any amounts debited against such Investor's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such Investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such Investor.

As to each Fund, capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any interest or portion of an interest of any Investor, (4) the day as of which the Fund admits a substituted Investor to whom an interest or portion of an interest of an Investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each Investor as of the start of each fiscal period by dividing the balance of such Investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Investors as of such date.

Each Fund will maintain a Special Advisory Account for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

As to each Fund, net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Investors (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of interests or portions of interests, and adjusted to exclude the amount of any "key man" insurance premiums or proceeds to be allocated among the capital accounts of the Investors and any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors' respective Fund percentages.

Allocations for Federal income tax purposes generally will be made among the Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior fiscal years.

INCENTIVE ALLOCATION


So long as the Adviser serves as the investment adviser of a Fund, the Adviser will be entitled to be the Special Advisory Member of the Fund. In such capacity, the Adviser will be entitled to receive an incentive-based allocation (the "Incentive Allocation"), charged to the capital account of each Investor as of the last day of each "allocation period," of up to 8% for Fund Core and up to 15% for Fund Alpha of the amount by which any "allocated gain" during an "allocation period" with respect to such Investor exceeds the positive balance in the Investor's "loss recovery account" and the Hurdle for such allocation period. The Incentive Allocation will be credited to the Special Advisory Account of the Adviser.


For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of the Investor's capital account at the end of an "allocation period," after giving effect to allocations other than the Incentive Allocation, but before giving effect to any distributions and repurchases of interests by the Fund or debits to such capital account to reflect any item (other than management fees) not chargeable ratably to all Investors, over the balance of the Investor's capital account at the start of such "allocation period." Consequently, any Incentive Allocation to be credited to the Adviser will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to an Investor.

An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Investor and the Hurdle. A "loss recovery account" is a memorandum account maintained by a Fund for each of its Investors, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for such Investor during such "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for such Investor during such "allocation period." Any positive balance in an Investor's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Investor's interest in the Fund in proportion to the reduction of the Investor's capital account attributable to the repurchase or transfer.


The "Hurdle" for each Fund is the amount that an Investor would have earned for an "allocation period" if it had received an annualized rate of return equal to the Hurdle Percentage in effect on the last day of the relevant allocation period on its opening capital account balance (appropriately adjusted for contributions and withdrawals) for such allocation period. The Hurdle is not cumulative from year to year or allocation period to allocation period.

The "Hurdle Percentage" for each Fund is based on the yield-to-maturity of 90-day U.S Government Treasury Bills for the last business day of the preceding March as reported by the Federal Reserve Board in its Statistical Release H.15 (as reported on its website at www.federalreserve.gov/releases/H15/data/wf/tbaa3m.txt). The Hurdle Percentage will be reset annually as of April 1, commencing April 1, 2001, and, for the period through March 31, 2001, will be 5.75%. If the Federal Reserve Board does not publish this yield, the Fund will determine the yield by such means as the Board shall deem appropriate and, if the Fund is unable to determine this yield for any period, the Hurdle Percentage for such period will be the last one determined.

An "allocation period" as to each Investor in a Fund is a period commencing on the admission of such Investor to the Fund and ending at the close of business on the first to occur of (1) the last day of the twelfth complete calendar month since the admission of such Investor to the Fund, (2) the last day of a fiscal year (March 31) subsequent to an Investor having been admitted to the Fund for 12 complete calendar months, and the last day of each fiscal year thereafter (the operation of this clause may permit the Adviser to receive Incentive Allocations twice in a single 12 month period and possibly on performance derived over one or a small number of months), (3) the day as of which the Fund repurchases any interest or portion of an interest of such Investor, (4) the day as of which the Fund admits as a substitute Investor a person to whom the interest or portion of the interest of such Investor has been transferred, (5) the day as of which the Investment Advisory Agreement of the Fund terminates,
(6) the day preceding any day as of which such Investor becomes a Special Investor (as defined below), or (7) the day on which such Investor ceases to be a Special Investor. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial 12-month period in effect is a reflection of the extent to which cumulative performance achieved with respect to an Investor's account since such Investor's admission to the Fund exceeds the highest previous level of performance achieved through the close of any prior allocation period.


By the last business day of any month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the allocation period. Within 30 days after the completion of the audit of a Fund's books, the Fund will pay to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser will pay to the Fund (without interest) any excess amount determined to be owed to the Fund.


As to each Fund, the Adviser will receive from each Investor an Incentive Allocation equal to the percentage that corresponds below to the amount of the Investor's Invested Capital (as the term is defined in the Fund's LLC Agreement) in both Funds:

                                    Fund Core

                  INVESTED CAPITAL                        INCENTIVE ALLOCATION

                  Less than $30,000,000                           8%

                  $30,000,000 or more(1)                          None

                                   Fund Alpha

                  INVESTED CAPITAL                       INCENTIVE ALLOCATION

                  Less than $30,000,000                           15%

                  $30,000,000 or more(1)                          10%

As to each Fund, the Adviser has agreed that the aggregate amount of the Fee and the Incentive Allocation charged against an Investor with respect to any "allocation period" will not exceed 4% of the Investor's capital account balance at the beginning of such "allocation period" (appropriately adjusted for contributions and withdrawals). For Fund Core, the effective limit on the Fee and the Incentive Allocation for Investors with Invested Capital of $30 million or more will be 1%.

The Adviser, in its sole discretion, may reduce or waive the Incentive Allocation for Investors who are (i) employees or directors of the Adviser, and its affiliates, and members of their immediate families, (ii) attorneys or other professional advisers engaged on behalf of a Fund, and members of their immediate families, (iii) Directors and (iv) the Adviser (collectively, "Special Investors").

----------
1    The amounts of Invested Capital in each Fund will be aggregated.


ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

Withholding taxes or other tax obligations incurred by a Fund which are attributable to any Investor will be debited against the capital account of such Investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such Investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the Investor and any successor to the Investor's interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

RESERVES

Appropriate reserves may be created, accrued and charged against net assets of a Fund for contingent liabilities of the Fund as of the date any such contingent liabilities become known to the Adviser or the Fund's Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

Net asset value of each Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Fund's Directors.

Each Fund will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

To the extent Subadvisers are engaged to manage a Fund's assets, the Fund will value the portfolio securities of the Investments Funds managed by the Subadvisers as described below:

Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Fund's Directors.

Prospective Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Directors' judgment of the Fund's Board regarding appropriate valuations should prove incorrect.

APPLICATION FOR INTERESTS

APPLICATION TERMS


Both initial and additional applications for interests in each Fund may be accepted from eligible investors (as described below) at such times as the Adviser may determine on the terms set forth below. Each Fund may, in its discretion, suspend the offering of interests at any time or permit applications on a more frequent basis. Each Fund reserves the right to reject any application for interests in the Fund. After the initial closing, initial applications and additional capital contributions generally will be accepted on the last day of each calendar quarter. Generally, the minimum required initial contribution to the capital of each Fund from each Investor is $100,000. For employees or directors of the Adviser and its affiliates, Board members (and, in each case, members of their immediate families) and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of a Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $10,000. Each Fund may vary the investment minimums from time to time. Investors may be charged a placement fee. See "FEES AND EXPENSES--Placement Fee." The initial closing date for applications for interests in a Fund is September 30, 2000. Each Fund, in its sole discretion, may accelerate or postpone the closing date.


Except as otherwise permitted by a Fund, initial and any additional contributions to the capital of the Fund by any Investor will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the application of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment and will be due before the proposed acceptance of the contribution, although the Fund may accept, in its discretion, an application before its receipt of cleared funds.

Each new Investor in a Fund will be obligated to agree to be bound by all of the terms of the Fund's LLC Agreement. Each potential Investor also will be obligated to represent and warrant in the application, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

If and when a Fund determines to accept securities as a contribution to the capital of the Fund, the Fund will charge each Investor making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Investor in full at the time the contribution to the capital of the Fund to which such charge relates is due.

ELIGIBLE INVESTORS


Each prospective Investor in a Fund will be required to certify that the interest being purchased is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and that such Investor, as well as each of the Investor's equity owners under certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of the Adviser and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Each prospective Investor also will be required to certify that the interest being purchased is being acquired directly or indirectly for the account of a "qualified eligible participant" within the meaning of Rule 4.7 under the CEA. Generally, for individuals, a "qualified eligible participant" is a person who owns securities of issuers not affiliated with such person and other investments with an aggregate market value of at least $2,000,000, and (i) whose individual net worth, or joint net worth with the person's spouse, at the time of purchase of an interest in the Fund exceeds $1,000,000 or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. Existing Investors who purchase additional interests in the Fund and transferees of interests in the Fund may be required to represent that they meet the foregoing eligibility criteria at the time of the additional purchase. The relevant Investor qualifications will be set forth in an application to be provided to prospective Investors, which must be completed by each prospective Investor.


REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

No Investor or other person holding an interest or a portion of an interest will have the right to require a Fund to redeem the interest or portion thereof. No public market exists for interests in the Funds, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of interests by a Fund, as described below. The Adviser will have certain rights to withdraw amounts from its Special Advisory Account.

REPURCHASES OF INTERESTS

Each Fund from time to time may offer to repurchase interests pursuant to written tenders by its Investors (other than the Adviser in its capacity as the Special Advisory Member). These repurchases will be made at such times and on such terms as may be determined by the Board of the relevant Fund, in its complete and exclusive discretion. In determining whether a Fund should repurchase interests or portions thereof from Investors pursuant to written tenders, its Board will consider the recommendation of the Adviser. The Adviser expects that generally, beginning in 2001, it will recommend to the Board that each Fund offer to repurchase interests from its Investors once each year, near December 31st. As to each Fund, the Directors also will consider the following factors, among others, in making such determination:

o whether any Investors have requested to tender interests or portions thereof to the Fund;

o         the liquidity of the Fund's assets;

o         the investment plans and working capital requirements of the Fund;

o         the relative economies of scale with respect to the size of the Fund;

o         the history of the Fund in repurchasing interests or portions thereof;

o         the condition of the securities markets; and

o the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

The Board will determine that a Fund repurchase interests or portions thereof from Investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all Investors or persons holding interests acquired from Investors, as applicable. When the Board determines that the Fund will repurchase interests in the Fund or portions thereof, notice will be provided to each Investor describing the terms thereof, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their interest in the Fund from the Adviser during such period.

The LLC Agreement of each Fund provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

Repurchases of interests or portions thereof from Investors by a Fund may be made, in the complete and absolute discretion of its Board, and may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, each Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on its Investors not tendering interests for repurchase. Repurchases will be effective after receipt and acceptance by a Fund of all eligible written tenders of interests or portions thereof from Investors. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the LLC Agreement), which will be distributed to all tendering Investors on a PARI PASSU basis. Each Fund will not impose any charges in connection with repurchases of interests or portion of interests.

Because of liquidity restraints associated with each Fund's investments in Investment Funds and the fact that each Fund may have to effect withdrawals from them to pay for interests being repurchased, the Fund expects that, under the procedures applicable for the repurchase of interests, interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Investors must submit a repurchase request and that the Fund will pay at least 95% of the value of the interests or portions thereof repurchased approximately 30 business days after the valuation date. Each Fund anticipates that the procedures applicable to repurchases of interests will be as follows:

The value of interests or portions thereof of a Fund being repurchased will be determined on a specified date (the "Valuation Date") that will be approximately one month after the date by which Investors must tender their interests for repurchase (the "Expiration Date"). Promptly after the Expiration Date, each Investor whose interest or portion thereof has been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Fund entitling the Investor to be paid an amount equal to the value, determined as of the Valuation Date, of the interest or portion thereof being repurchased (subject to adjustment upon completion of the next annual audit of the Fund's financial statements). This amount will be the value of the Investor's capital account (or the portion thereof being repurchased) determined as of the Valuation Date and will be based upon the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Investor's capital account. The promissory note will entitle the Investor to receive an initial payment in an amount equal to at least 95% of the estimated net asset value of the interest tendered, determined as of the Valuation Date (the "Initial Payment"). Payment of this amount will be made 30 business days after the Valuation Date or, if the Fund has requested withdrawals of its capital from any Investment Funds to fund the repurchase of interests, 10 business days after the Fund has received at least 95% of the aggregate amount withdrawn by the Fund from such Investment Funds. The promissory note also will entitle an Investor to receive a contingent payment (the "Contingent Payment") equal to the excess, if any, of (a) the net asset value of the interest tendered as of the Valuation Date, as it may be adjusted based upon the next annual audit of the Fund's financial statements), over (b) the Initial Payment. The Contingent Payment would be payable promptly after the completion of the Fund's next annual audit. It is anticipated that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund.

Repurchases of interests by a Fund are subject to certain regulatory requirements imposed by SEC rules. Each Fund believes that the repurchase procedures described above comply with these requirements. If modification of a Fund's repurchase procedures is deemed necessary to comply with regulatory requirements, the Fund's Board will seek to adopt revised procedures designed to provide Investors substantially the same liquidity for interests as would be available under the procedures described above.

Upon its acceptance of tendered interests for repurchase, a Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Investors tendering interests.

Payment for repurchased interests may require a Fund to liquidate portfolio holdings earlier or in larger increments than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover and expense ratio. The Adviser intends to take measures (subject to such policies as may be established by the Fund's Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of interests.

An Investor who tenders for repurchase only a portion of such Investor's interest in the Fund will be required to maintain a capital account balance equal to $100,000 in the Fund, net of the Incentive Allocation to which the Adviser is entitled as a result of the repurchase of the Investor's interest or portion thereof.

Each Fund may repurchase an interest in the Fund or portion of an interest of an Investor or any person acquiring an interest or portion thereof from or through an Investor if:

o such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor;

o ownership of such an interest by an Investor or other person will cause the Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

o continued ownership of such an interest may be harmful or injurious to the business or reputation of the Fund, the Fund's Board or the Adviser, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences;

o any of the representations and warranties made by an Investor in connection with the acquisition of an interest in the Fund or portion thereof was not true when made or has ceased to be true; or

o it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof.

The Adviser may tender for repurchase in connection with any repurchase offer made by a Fund any interests in its capital account that it holds in its capacity as an Investor in the Fund. The Adviser also is entitled to withdraw its interests from its Special Advisory Account at the times described under "Capital Accounts and Allocations--Incentive Allocation."

TRANSFERS OF INTERESTS


No person may become a substituted Investor without the written consent of the Adviser, which consent may be withheld for any reason in the Adviser's sole and absolute discretion. Investor interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to a Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any Investor, or Investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of the Adviser and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed application. Proposed transferees also will be required to be "qualified eligible participants" within the meaning of Rule 4.7 of the CEA. See "APPLICATIONS FOR INTERESTS--Eligible Investors." In addition to the foregoing, no Investor will be permitted to transfer an interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any Investor transferring less than its entire interest, is at least equal to the amount of the Investor's initial capital contribution.


Any transferee meeting the eligibility requirements that acquires an interest or portion thereof in a Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the Fund's LLC Agreement, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the Fund's LLC Agreement. If an Investor transfers an interest or portion thereof with the approval of the Adviser, under the policies established by the Fund's Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its interest.

By purchasing an interest in a Fund, each Investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any purchase or transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such purchase or transfer.

The Adviser may not transfer its interest as the Special Advisory Member.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of each Fund and its Investors which should be considered by a prospective Investor. Neither Fund has sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has either Fund obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of each Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire interests in a Fund other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS. Each Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to each Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. Neither Fund will be eligible for any of those safe harbors. In particular, neither Fund will qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to each Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

The opinions of counsel described above, however, are not binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by Investors to the extent of the Fund's current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of a Fund, and those indirectly attributable to a Fund as a result of it being a member of an Investment Fund.

As an entity that is properly classified as a partnership, each Fund is not itself subject to Federal income tax. For income tax purposes, each Investor in a Fund will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

ALLOCATION OF PROFITS AND LOSSES. Under each Fund's LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the Investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. Each Fund's LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Investor's capital account for the current and prior fiscal years.

Under each Fund's LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member and to a withdrawing Investor, in either case to the extent that its capital account exceeds its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Investors would be increased.


An Investor admitted to a Fund other than as of April 1 of a fiscal year will be allocated its distributive share of the Fund's tax items at the end of such fiscal year based on its pro rata share of the Fund's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Adviser in respect of the initial Incentive Allocation. The Adviser, in its discretion, may attempt to minimize any negative tax consequences which may result to an Investor from the foregoing, including by utilizing special allocations of the Fund's tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to an Investor from the initial Incentive Allocation.


TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section
754. Under each Fund's LLC Agreement, at the request of an Investor in the Fund, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

The Adviser decides how to report a Fund's tax items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. If the income tax returns of a Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. The Adviser is designated as each Fund's "Tax Matters Partner" in its LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to the Fund's tax items. In determining how to report the Fund's tax items on its tax returns, the Adviser will rely on certain tax determinations made by the Investment Funds.

TAX CONSEQUENCES TO A WITHDRAWING INVESTOR

An Investor receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its interest in the Fund. Such capital gain or loss will be short-term or long-term depending upon the Investor's holding period for its interest in the Fund. However, a withdrawing Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing Investor. An Investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its interest in the Fund.

As discussed above, each Fund's LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing Investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund interest. Such a special allocation may result in the withdrawing Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTION OF PROPERTY


A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) of the Code and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii) of the Code. Each Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner," which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.


TAX TREATMENT OF FUND INVESTMENTS

IN GENERAL. Each Fund through the Investment Funds expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, each Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to constructive sales, to constructive ownership transactions, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

The maximum ordinary Federal income tax rate for individuals is 39.6%, and the maximum individual Federal income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum Federal income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

Each Fund may realize ordinary income from accruals of interest and dividends on securities. Each Fund through its Investment Funds may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Each Fund through its Investment Funds also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. Each Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by a Fund also may constitute ordinary income or loss. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Investors" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.2

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.


As indicated above, each Fund, directly and through its Investment Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Foreign Currency Transactions." Generally, foreign currency regulated future contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Fund acquires currency futures contracts or option contracts that are not
Section 1256 Contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

---------------

2 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See 'Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."


MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, a Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear.


SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.


CONSTRUCTIVE OWNERSHIP TRANSACTIONS. If a Fund, directly or through an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities, including Investment Funds properly treated as partnerships for tax purposes, trusts, and certain special status foreign corporations, including passive foreign investment companies ("Constructive Ownership Transactions"), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations which could expand the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities. Investors should be aware that certain aspects of the tax treatment of Constructive Ownership Transactions, apart from the recharacterization of certain long-term capital gains as ordinary income (as just described), are not clear.


EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by an Investor and its indirect interest in similar securities held by a Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, a Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a noncorporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Investor would be denied a deduction for all or part of that portion of its distributive share of a Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Investor on money borrowed to finance its investment in a Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES BY NONCORPORATE INVESTORS. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.3 Further, in the case of an Investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership," 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual Investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2000, $128,950 or $64,475 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Investor's share of the expenses of a Fund to the extent that such expenses are allocable to an Investment Fund that is considered to be in a trade or business within the meaning of the Code. These limitations will apply, however, to a noncorporate Investor's share of the expenses of a Fund to the extent that such expenses are allocable to an Investment Fund that is not considered to be in a trade or business within the meaning of the Code. Although each Fund intends to treat the trade or business related expenses and any incentive-based allocations as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not treat such items as investment expenses which are subject to the limitations.
------------------

3 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Investors should consult their tax advisers with respect to the application of these limitations.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from a Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

"PHANTOM INCOME" FROM CERTAIN FOREIGN EQUITY INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" ("PFIC") and "foreign personal holding company" provisions), investments, if any, by a Fund through its Investment Funds in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

For example, if a Fund invests through an Investment Fund in a foreign corporation that is a PFIC (generally, a corporation for which either (i) 75% of its gross income is passive income, as that term is defined in the Code, or (ii) 50% or more of its assets, generally determined by average fair market value, produce or are held for the production of passive income), certain excess distributions with respect to, and gain upon the disposition of, the shares in the PFIC generally will be ratably allocated over the holding period for the shares in the PFIC. The amount allocated to the year of the distribution or disposition will be treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC will be taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to an earlier year will be subject to an interest charge which accrues from the due date of the return for that earlier year. The above rules relating to distributions and dispositions generally will not apply if (i) the relevant Investment Fund elects to treat the foreign corporation as a qualified electing fund (a "QEF election"), or (ii) the shares of the foreign corporation are "marketable stock" for which a mark-to-market election is made. If a QEF election is made, an Investor in the Fund generally will pay tax currently on its pro-rata share of the ordinary earnings and net capital gains of the foreign corporation (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid by the foreign corporation. If the mark-to-market election is made, Investors will generally account for changes in the value of the foreign corporation stock on an annual basis as ordinary income or loss.

FOREIGN TAXES

It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Each Fund will inform its Investors of their proportionate share of the foreign taxes paid or incurred by the Fund that Investors will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes.

LEGISLATIVE PROPOSALS

There have been proposals initiated by the Clinton Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in a Fund. Prospective Investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in a Fund.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws differ in the treatment of limited liability companies such as the Funds. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor's share of the Fund's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

Each Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by a Fund. A nonresident individual Investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in a Fund.

Individual Investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to an Investor's share of some or all of a Fund's expenses. Prospective Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.4 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. Each Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

---------------

4 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Each prospective corporate Investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in a Fund.

ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of each Fund's LLC Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of each Fund's LLC Agreement contained in Appendix A.

INVESTOR INTERESTS

Persons who purchase Interests in an offering being made hereby will be Investors. The Adviser and its affiliates may contribute capital to and maintain an investment in one or both Funds in an amount not exceeding 4.9% of the total outstanding capital of each Fund, and to that extent may be an Investor. The Adviser, or its successor as investment adviser of each Fund, also will be a Special Advisory Member of each Fund. In that regard, each Fund has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of a Fund, no voting rights and no right to receive a share of the assets of a Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to a Fund as Special Advisory Member.

LIABILITY OF INVESTORS


Investors in each Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and each Fund's LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the Fund's LLC Agreement, to repay any funds wrongfully distributed to the Investor. However, the Adviser may require an Investor to contribute to the Fund, whether before or after the Fund's dissolution or after the Investor ceases to be an Investor, such amounts as the Adviser deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the Investor's interests and any other amounts received by the Investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).


DUTY OF CARE OF THE BOARD AND ADVISER

Each Fund's LLC Agreement provides that neither the Fund's Directors nor its Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of its Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each Fund's LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Fund's Directors and Adviser (including certain of its affiliates, among others) by the Fund, but not by its Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under each Fund's LLC Agreement do not provide for indemnification of a Fund's Director or its Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE LLC AGREEMENT

Each Fund's LLC Agreement may be amended with the approval of (i) the Fund's Board, including a majority of its Independent Directors, if required by the 1940 Act, (ii) the Adviser or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any Investors adversely affected thereby or unless each Investor has received notice of such amendment and any Investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.

POWER OF ATTORNEY

By purchasing an interest in a Fund, each Investor in the Fund will appoint the Adviser and each of the Fund's Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Fund's LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the Fund's LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Fund's Directors and as such is irrevocable and continues in effect until all of such Investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Fund's Board for admission to the Fund as substitute Investors.

TERM, DISSOLUTION AND LIQUIDATION

A Fund will be dissolved:

o upon the affirmative vote to dissolve the Fund by both (1) the Fund's Board and (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors in the Fund;

o upon the expiration of any two-year period which commences on the date on which any Investor has submitted to the Fund a written request in accordance with the Fund's LLC Agreement, to tender its entire interest for repurchase by the Fund if such Investor's interest has not been repurchased during such period;

o upon the failure of Investors to elect successor Directors at a meeting called by the Adviser when no Director remains; or

o         as required by operation of law.

As to each Fund, upon the occurrence of any event of dissolution, the Adviser, or a liquidator under appointment by the Fund's Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

Upon the dissolution of a Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Investors, and (3) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Fund's Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

REPORTS TO INVESTORS

Each Fund will furnish to its Investors as soon as practicable after the end of each taxable year such information as is necessary for Investors to complete Federal and state income tax or information returns, along with any other tax information required by law. Each Fund also will send to its Investors a semi-annual report containing the information required by the 1940 Act and an audited annual report containing the information required by the 1940 Act and Rule 4.7 of the CEA within 60 days after the close of the period for which the report is being made, or as otherwise required by applicable law. Quarterly reports from the Adviser regarding each Fund's operations during each quarter also will be sent to Investors within 30 days after the end of the quarter and in compliance with Rule 4.7 of the CEA.

FISCAL YEAR


For accounting purposes, each Fund's fiscal year will be the 12-month period ending March 31. Each Fund's first fiscal year will commence on the date of the initial closing and will end on March 31, 2001. For tax purposes, the 12-month period ending December 31 of each year will be each Fund's taxable year.


ACCOUNTANTS AND LEGAL COUNSEL

PricewaterhouseCoopers LLP serves as the independent public accountants of each Fund. Its principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to each Fund.

CUSTODIAN


PFPC Trust Company (the "Custodian") serves as the primary custodian of the assets of each Fund and the Investment Funds managed by its Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Fund's Directors. Assets of each Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.


INQUIRIES


Inquiries concerning a Fund and interests in a Fund, including information concerning purchase and redemption procedures, should be directed to JPM Securities at (212) 464-2036.


                                                     * * * * *

         All potential Investors are encouraged to consult appropriate legal and tax counsel.

                                                                   APPENDIX A1

                   J.P. MORGAN HEDGE FUND SERIES/CORE, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of J.P. Morgan Hedge Fund Series/core, L.L.C. (the "Fund") is dated and effective as of July 11, 2000 by and among the Organizational Member, each Director, the Special Advisory Member and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                              W I T N E S S E T H :

                  WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of March 30, 2000 and filed with the Secretary of State of the State of Delaware on March 31, 2000;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

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                                    ARTICLE I

                                   DEFINITIONS

------------------------------------------------------------------------------

                  For purposes of this Agreement:

               ADVISER means JPMIM, or any person who may hereinafter serve as the investment adviser to the Fund pursuant to an Investment Advisory Agreement.

               ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

               AFFILIATE means affiliated person as such term is defined in the 1940 Act.

               AGREEMENT means this Limited Liability Company Agreement, as amended and/or restated from time to time.

               ALLOCATION CHANGE means, with respect to each Member for each Allocation Period, the difference between:

                  (1) the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.6 hereof other than Management Fees; and

                  (2) the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

                           If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a POSITIVE ALLOCATION CHANGE, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a NEGATIVE ALLOCATION CHANGE.

               ALLOCATION PERIOD means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and ending at the close of business on the first to occur of the following:

               (1) the last day of the twelfth complete calendar month since the admission of such Member to the Fund;

               (2) the last day of a Fiscal Year subsequent to a Member having been admitted to the Fund for 12 complete calendar months, and the last day of each Fiscal Year thereafter;

               (3) the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;

               (4) the day as of which the Fund admits as a substituted Member a person to whom the Interest (or a portion thereof) of such Member has been Transferred (unless there is no change in beneficial ownership);

               (5) the day as of which the Adviser's status as the Special Advisory Member is terminated pursuant to Section 4.1 hereof;

               (6) the day preceding any day as of which such Member becomes a Special Member; or

               (7)  the day on which such Member ceases to be a Special Member.

               BOARD means the Board of Directors established pursuant to
Section 2.6 hereof.

               CAPITAL ACCOUNT means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section
5.3 hereof.

               CAPITAL PERCENTAGE means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

               CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

               CEA means Commodity Exchange Act and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

               CERTIFICATE means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

               CLOSING DATE means the first date on or as of which a Member other than the Organizational Member or the Special Advisory Member is admitted to the Fund.

               CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

               DELAWARE ACT means the Delaware Limited Liability Company Act (6 DEL.C.ss.18-101, ET SEQ.) as in effect on the date hereof and as amended from time to time, or any successor law.

               DIRECTOR means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

               EXPENSE ALLOCATION DATE means the Closing Date, and thereafter each day, through and including the last day of the month during which the first anniversary of the Closing Date occurs, as of which a contribution to the capital of the Fund is made pursuant to Section 5.11 hereof.

               FISCAL PERIOD means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

               (1)  the last day of a Fiscal Year;

               (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

               (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

               (4) the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

               (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

               FISCAL YEAR, for accounting purposes, means the period commencing on the Closing Date and ending on the first March 31st following the Closing Date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code. For tax purposes, the 12-month period ending December 31 of each year will be each Fund's taxable year.

               FORM N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

               FUND means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

               FUND PERCENTAGE means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

               HURDLE means the amount that a Member would have earned for an Allocation Period if it had received an annualized rate of return equal to the Hurdle Percentage in effect on the last day of the relevant Allocation Period on its opening Capital Account balance (appropriately adjusted for contributions and withdrawals) for such Allocation Period. The Hurdle is not cumulative from year to year or Allocation Period to Allocation Period.

               HURDLE PERCENTAGE means the yield-to-maturity of 90-day U.S Government Treasury Bills for the last business day of the preceding March as reported by the Federal Reserve Board in its Statistical Release H.15 (as reported on its website at www.federalreserve.gov/releases/H15/data/wf/ tbaa3m.txt). The Hurdle Percentage shall be reset annually as of April 1, commencing April 1, 2001, and, for the period through March 31, 2001, shall be 5.75%. If the Federal Reserve Board shall not publish such yield, the Fund shall determine such yield by such means as the Board shall deem appropriate and, if the Fund shall be unable to determine such yield for any period, the Hurdle Percentage for such period shall be the last one determined.

               INCENTIVE ALLOCATION means, with respect to any Member, other than a Special Member, the percentage set forth on Schedule II that corresponds to the Member's Invested Capital (and, as respects a Special Member, such percentage as the Adviser shall have agreed with such Special Member) of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds the sum of (i) such Member's Hurdle for such Allocation Period and (ii) any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

               INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

               INSURANCE means one or more "key man" insurance policies on the life of any principal of the Adviser, the benefits of which are payable to the Fund.

               INTEREST means the entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

               INVESTED CAPITAL means, with respect to any Member, the amount of such Member's aggregate Capital Contributions to the Fund, decreased by any withdrawals (through repurchases pursuant to Section 4.6 hereof) made by such Member pursuant to Section 4.6 hereof other than withdrawals of aggregate Net Capital Appreciation (for this purpose, any amounts withdrawn shall first be applied against Net Capital Appreciation, if any).

               INVESTMENT ADVISORY AGREEMENT means a separate written agreement entered into by the Fund pursuant to which the Adviser provides investment advisory services to the Fund.

               INVESTMENT FUNDS means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager or Subadviser.

               INVESTMENT MANAGERS means portfolio managers among which the Fund deploys some or all of its assets.

               JPMIM means J.P. Morgan Investment Management Inc., or any successor thereto. JPMIM also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

               JPMIM SERVICES means such management and administrative services as JPMIM or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

               LOSS RECOVERY ACCOUNT means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

               (1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

               (2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

               No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

               MANAGEMENT FEE means the fee paid to JPMIM out of the Fund's assets, and debited against Members' Capital Accounts, for JPMIM Services.

               MEMBER means any person who shall have been admitted to the Fund as a member (including any person who is a Special Member) until the Fund repurchases the entire Interest of such person pursuant to Section 4.6 hereof or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

               NEGATIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

               NET ASSETS means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

               NET CAPITAL APPRECIATION means, with respect to any Member, the excess, if any, of the aggregate amount credited to such Member's Capital Account under clause (ii) of paragraph (c) of Section 5.3 hereof over the aggregate amount debited to such Member's Capital Account under clause (ii) of paragraph (d) of Section 5.3 hereof.

               NET PROFIT OR NET LOSS means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

               (1) the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

               (2) any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.6 and 5.7 hereof; and

               (3) Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.11 hereof.

               1940 ACT means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

               1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

               ORGANIZATIONAL EXPENSES means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

               ORGANIZATIONAL MEMBER means Steven M. Greenspan.

               PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

               POSITIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

               SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

               SPECIAL ADVISORY ACCOUNT means a Capital Account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3 hereof solely for the purpose of receiving the Incentive Allocation.

               SPECIAL ADVISORY MEMBER means the Adviser in its capacity as the investment adviser to the Fund.

               SPECIAL MEMBER means (i) Members that the Adviser shall determine from time to time, in its sole discretion, to be employees, or directors of the Adviser and its affiliates, and members of their immediate families, (ii) attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, (iii) Directors and (iv) the Adviser.

               SUBADVISERS means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member and those Investment Managers who manage the Fund's assets directly through a separately managed account.

               TAX MATTERS PARTNER means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

               TRANSFER means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

               VOTING INTEREST means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.


------------------------------------------------------------------------------

                                   ARTICLE II

                    ORGANIZATION; ADMISSION OF MEMBERS; BOARD

------------------------------------------------------------------------------


                  2.1      FORMATION OF LIMITED LIABILITY COMPANY.

                  The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

                  2.2      NAME.

                  The name of the Fund shall be "J.P. Morgan Hedge Fund Series/core, L.L.C." or such other name as the Board hereafter may adopt upon
(i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

                  2.3      PRINCIPAL AND REGISTERED OFFICE.

                  The Fund shall have its principal office at the principal office of the Adviser, or at such other place designated from time to time by the Board.

                  The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

                  2.4      DURATION.

                  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

                  2.5      BUSINESS OF THE FUND.

                  (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, some or all of which may be advised by one or more Subadvisers. The Fund may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

                  (b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

                  2.6      THE BOARD.

                  (a) The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of
Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by the Directors but, at the Closing Date, shall not be fewer than three.

                  (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

                  (c) If no Director remains, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

                  2.7      MEMBERS.

                  The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Fund's application pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject applications for Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of JPMIM and the Organizational Member hereby is admitted as a Member on the date hereof.

                  2.8      SPECIAL ADVISORY MEMBER.

                  Upon signing this Agreement, the Adviser shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at anytime the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

                  2.9      ORGANIZATIONAL MEMBER.

                  Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

                  2.10     BOTH DIRECTORS AND MEMBERS.

                  A Member may at the same time be a Director and a Member, or a Special Advisory Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

                  2.11     LIMITED LIABILITY.

                  Except as otherwise provided under applicable law, no Member or Director or the Special Advisory Member shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, the Adviser, in its sole discretion, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by the Manager to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); PROVIDED, HOWEVER, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Invested Capital in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Invested Capital of the Fund in such Fiscal Year; and PROVIDED FURTHER that the provisions of this
Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.


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                                   ARTICLE III

                                   MANAGEMENT

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                  3.1      MANAGEMENT AND CONTROL.

                  (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and JPMIM shall continue to provide JPMIM services to the Fund.

                  (b) Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

                  (c) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (d) The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

                  3.2      ACTIONS BY THE BOARD.

                  (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

                  (b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

                  (c) The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

                  3.3      MEETINGS OF MEMBERS.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

                  3.4      CUSTODY OF ASSETS OF THE FUND.

                  The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

                  3.5      OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

                  (a) The Directors shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Director or Affiliate thereof may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

                  3.6      DUTY OF CARE.

                  (a) A Director shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Director's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's duties hereunder.

                  (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

                  3.7      INDEMNIFICATION.

                  (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Adviser (including for this purpose each affiliate, officer, director, principal, employee or agent of the Adviser, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Adviser, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Adviser or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this
Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this
Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                  (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

                  3.8      FEES, EXPENSES AND REIMBURSEMENT.

                  (a) So long as JPMIM (or its affiliates) provides JPMIM Services to the Fund, it shall be entitled to receive such fees as may be agreed to by JPMIM and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund without any further act, vote or approval of any Member.

                  (b) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

                  (c) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by JPMIM pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

                   (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

                   (2) all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

                   (3) the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

                   (4) reasonable fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;

                   (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Directors;

                   (6) any fees payable to JPMIM or its affiliates for JPMIM Services;

                   (7) all costs and expenses associated with the organization of new Investment Funds actually managed by Subadvisers, if any;

                   (8) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

                   (9) the fees of custodians and other persons providing administrative services to the Fund; and

                   (10) such other types of expenses as may be approved from time to time by the Board.

                  The Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

                  (d) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.


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                                   ARTICLE IV

                 TERMINATION OF STATUS OF ADVISER AND DIRECTORS;
                            TRANSFERS AND REPURCHASES

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                  4.1      TERMINATION OF STATUS OF THE ADVISER.

                  The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

                  4.2      TERMINATION OF STATUS OF A DIRECTOR.

                  The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

                  4.3      REMOVAL OF THE DIRECTORS.

                  Any Director may be removed by the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

                  4.4      TRANSFER OF INTERESTS OF MEMBERS.

                  (a) An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless (i) the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements, (ii) such person is a "qualified eligible participant" under Rule 4.7 of the CEA, or any successor rule thereto, and any interpretation thereof, or is otherwise exempt from such requirements or (iii) the transfer of an Interest to such person would be consistent with the requirements of National Futures Association Bylaw 1101 as applied to the commodity pool operator of the Fund. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

                  (b) Each transferring Member shall indemnify and hold harmless the Fund, the Directors, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

                  4.5      TRANSFER OF INTERESTS OF SPECIAL ADVISORY MEMBER.

                  The Adviser may not Transfer its Interest as the Special Advisory Member.

                  4.6      REPURCHASE OF INTERESTS.

                  (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

                   (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

                   (2)   the liquidity of the Fund's assets;

                   (3) the investment plans and working capital requirements of the Fund;

                   (4) the relative economies of scale with respect to the size of the Fund;

                   (5) the history of the Fund in repurchasing Interests or portions thereof;

                   (6)   the condition of the securities markets; and

                   (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

                  (b) The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Fund under Section 4.6(a) hereof.

                  (c) If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board within 60 days of the effective date of such termination, tender to the Fund for repurchase all or any portion of its Special Advisory Account. Not later than 30 days after the receipt of such notice, the Board shall cause such tendered portion of the Special Advisory Account to be repurchased by the Fund for cash.

                  (d) The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

                   (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

                   (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                   (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                   (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                   (5) it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

                  (e) Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.


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                                    ARTICLE V

                                     CAPITAL

------------------------------------------------------------------------------


                  5.1      CONTRIBUTIONS TO CAPITAL.

                  (a) The minimum initial contribution of each Member (other than JPMIM) to the capital of the Fund shall be $100,000 ($10,000 for employees or directors of JPMIM and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families) or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

                  (b) The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.7 hereof.

                  (c) Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

                  5.2      RIGHTS OF MEMBERS TO CAPITAL.

                  No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

                  5.3      CAPITAL ACCOUNTS.

                  (a) The Fund shall maintain a separate Capital Account for each Member.

                  (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

                  (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 or 5.11 hereof.

                  (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections 5.4 through 5.7 and 5.11 hereof.

                  (e) The Fund shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

                  (f) If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

                  5.4      ALLOCATION OF NET PROFIT AND LOSS.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

                  5.5      ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

                  (a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.7(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

                  (b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

                  5.6 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

                  (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

                  (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

                  5.7      RESERVES.

                  (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

                  (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

                  (c) If any amount is required by paragraph (a) or (b) of this
Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

                  5.8      INCENTIVE ALLOCATION.

                  (a) So long as the Adviser serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member (other than the Adviser) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited simultaneously to the Special Advisory Account, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Adviser, to the Fund within 90 days after the close of such Allocation Period.

                  (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the Fund's books for the year in which allocations to the Special Advisory Account are made, the Fund shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.

                  5.9      TAX ALLOCATIONS.

                  For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

                  If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall reflect equitably the amounts credited to such Members' Capital Accounts.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

                  Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under Section 5.8 hereof, the Board (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Fund as of the time it withdraws such Incentive Allocation. The Special Advisory Member's "adjusted tax basis" for these purposes shall be increased by any amount of the Incentive Allocation withdrawal which it elects to contribute as a Member to the Fund as of the date of the withdrawal of the Incentive Allocation.

                  5.10     DISTRIBUTIONS.

                  (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

                  (b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

                  (c) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

                  5.11     ALLOCATION OF ORGANIZATIONAL EXPENSES.

                  (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

                  (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.


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                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

------------------------------------------------------------------------------


                  6.1      DISSOLUTION.

                  (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

                  (1) upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

                  (2) upon the failure of Members to approve of successor Directors at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

                  (3) upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period; or

                  (4)      as required by operation of law.

                  Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 6.2 hereof and the Certificate has been canceled.

                  6.2      LIQUIDATION OF ASSETS.

                  (a) Upon the dissolution of the Fund as provided in Section
6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

                  (1) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

                  (2) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a PRO RATA basis;

                  (3) the Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.8 hereof; and

                  (4) the Members shall be paid next on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(4).

                  (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.


------------------------------------------------------------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

------------------------------------------------------------------------------


                  7.1      ACCOUNTING AND REPORTS.

                  (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

                  (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal or state law.

                  (c) Except as otherwise required by the 1940 Act and Rule 4.7 of the CEA or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this
Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act and Rule 4.7 of the CEA. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund shall furnish to each Member no less frequently than quarterly the reporting statement as required by Rule 4.7 of the CEA and may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

                  7.2      DETERMINATIONS BY THE BOARD.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Adviser pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

                  7.3      VALUATION OF ASSETS.

                  (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds. Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.


-----------------------------------------------------------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

-----------------------------------------------------------------------------


                  8.1      AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act) or (ii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

                  (b)      Any amendment that would:

                   (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

                   (2) reduce the Capital Account of a Member or the Special Advisory Account other than in accordance with Article V; or

                   (3)   modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

                  (c) By way of example only, the Board at any time without the consent of the Members may:

                   (1) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                   (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

                   (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

                  (d) The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(a) hereof) to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

                  8.2      SPECIAL POWER OF ATTORNEY.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Director, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                   (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                   (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

                   (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Director, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

                  8.3      NOTICES.

                  Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

                  8.4      AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

                  8.5      APPLICABILITY OF 1940 ACT AND FORM N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

                  8.6      CHOICE OF LAW; ARBITRATION.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

                  (B) EACH MEMBER AND THE SPECIAL ADVISORY MEMBER AGREE TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG MEMBERS OR ONE OR MORE MEMBERS AND THE FUND IN CONNECTION WITH THE FUND OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH MEMBER UNDERSTANDS THAT:

                   (1)   ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                   (2) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL;

                   (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS;

                   (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

                   (5) A PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

                  (C) CONTROVERSIES SHALL BE DETERMINED BY ARBITRATION BEFORE, AND ONLY BEFORE, AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES MAY ALSO SELECT ANY OTHER NATIONAL SECURITIES EXCHANGE'S ARBITRATION FORUM UPON WHICH A PARTY IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY, TO THE FULLEST EXTENT PERMITTED BY LAW. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL, TO THE FULLEST EXTENT PERMITTED BY LAW. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PARTY OR PARTIES AGAINST WHOM SUCH AWARD IS RENDERED. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

                  (D) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNLESS AND UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. THE FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

                  8.7      NOT FOR BENEFIT OF CREDITORS.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members (including the Adviser), Directors, the Special Advisory Member and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

                  8.8      CONSENTS.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

                  8.9      MERGER AND CONSOLIDATION.

                  (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

                  8.10     PRONOUNS.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

                  8.11     CONFIDENTIALITY.

                  (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

                  (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

                  (c) Each Member recognizes that in the event that this Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

                  (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

                  8.12     CERTIFICATION OF NON-FOREIGN STATUS.

                  Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of
Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

                  8.13     SEVERABILITY.

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

                  8.14     ENTIRE AGREEMENT.

                  This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

                  8.15     DISCRETION.

                  To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

                  8.16     COUNTERPARTS.

                  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

                  8.17     TAX MATTERS PARTNER.

                  JPMIM hereby is designated as the "tax matters partner" under the Code for the Fund.

                  8.18     COMMODITY POOL OPERATOR.

                  JPMIM agrees to serve as the Fund's commodity pool operator (as defined under the Commodity Exchange Act). As commodity pool operator, JPMIM will be responsible for the commodity-related activities of the Fund and for compliance with U.S. commodities laws and regulations.

                  THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 34-35 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN
SECTION 8.11 ON PAGES 36-37.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  ORGANIZATIONAL MEMBER:

                                  /S/ STEVEN M. GREENSPAN
                                  Steven M. Greenspan

                                  SPECIAL ADVISORY MEMBER:


                                  J.P. MORGAN INVESTMENT
                                  MANAGEMENT INC.

                                  By: /S/ CHRISTIAN FREI
                                  Christian Frei, Vice President


                                  ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.




                                /S/ JOHN N. BELL
                                John N. Bell, Director



                                /S/ JOHN R. RETTBERG
                                John R. Rettberg, Director



                                /S/ JOHN F. RUFFLE
                                John F. Ruffle, Director




                                /S/ KENNETH WHIPPLE, JR.
                                Kenneth Whipple, Jr., Director

                                   SCHEDULE I

                                    DIRECTORS


NAME AND ADDRESS

John N. Bell
462 Lenox Avenue
South Orange, New Jersey  07079

John R. Rettberg
1770 West Balboa Boulevard
Newport Beach, California 92663

John F. Ruffle
Pleasantville Road
New Vernon, New Jersey 07976

Kenneth Whipple, Jr.
1115 Country Club Drive
Bloomfield Hills, Michigan 48304

                                   SCHEDULE II

                              INCENTIVE ALLOCATION





                  INVESTED CAPITAL                       INCENTIVE ALLOCATION

                  Less than $30,000,000                            8%

                  $30,000,000 or more*                            None

--------

* The amounts of Invested Capital in the Fund and the J.P. Morgan Hedge Fund Series/alpha, L.L.C. will be aggregated.

                                                                APPENDIX A2

                   J.P. MORGAN HEDGE FUND SERIES/ALPHA, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of J.P. Morgan Hedge Fund Series/alpha, L.L.C. (the "Fund") is dated and effective as of July 11, 2000 by and among the Organizational Member, each Director, the Special Advisory Member and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                              W I T N E S S E T H :

                  WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of March 30, 2000 and filed with the Secretary of State of the State of Delaware on March 31, 2000;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:


-------------------------------------------------------------------------------

                                    ARTICLE I

                                   DEFINITIONS

-------------------------------------------------------------------------------


                  For purposes of this Agreement:

                  ADVISER means JPMIM, or any person who may hereinafter serve as the investment adviser to the Fund pursuant to an Investment Advisory Agreement.

                  ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  AFFILIATE means affiliated person as such term is defined in the 1940 Act.

                  AGREEMENT means this Limited Liability Company Agreement, as amended and/or restated from time to time.

                  ALLOCATION CHANGE means, with respect to each Member for each Allocation Period, the difference between:

                   (1) the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.6 hereof other than Management Fees; and

                   (2) the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

                           If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a POSITIVE ALLOCATION CHANGE, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a NEGATIVE ALLOCATION CHANGE.

                  ALLOCATION PERIOD means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and ending at the close of business on the first to occur of the following:

                   (1) the last day of the twelfth complete calendar month since the admission of such Member to the Fund;

                   (2) the last day of a Fiscal Year subsequent to a Member having been admitted to the Fund for 12 complete calendar months, and the last day of each Fiscal Year thereafter;

                   (3) the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;

                   (4) the day as of which the Fund admits as a substituted Member a person to whom the Interest (or a portion thereof) of such Member has been Transferred (unless there is no change in beneficial ownership);

                   (5) the day as of which the Adviser's status as the Special Advisory Member is terminated pursuant to Section 4.1 hereof;

                   (6) the day preceding any day as of which such Member becomes a Special Member; or

                   (7)   the day on which such Member ceases to be a Special
                         Member.

                  BOARD means the Board of Directors established pursuant to
Section 2.6 hereof.

                  CAPITAL ACCOUNT means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to
Section 5.3 hereof.

                  CAPITAL PERCENTAGE means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

                  CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

                  CEA means Commodity Exchange Act and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  CERTIFICATE means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

                  CLOSING DATE means the first date on or as of which a Member other than the Organizational Member or the Special Advisory Member is admitted to the Fund.

                  CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

                  DELAWARE ACT means the Delaware Limited Liability Company Act (6 DEL.C.ss.18-101, ET SEQ.) as in effect on the date hereof and as amended from time to time, or any successor law.

                  DIRECTOR means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

                  EXPENSE ALLOCATION DATE means the Closing Date, and thereafter each day, through and including the last day of the month during which the first anniversary of the Closing Date occurs, as of which a contribution to the capital of the Fund is made pursuant to Section 5.11 hereof.

                  FISCAL PERIOD means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                  (1) the last day of a Fiscal Year;

                  (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

                  (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

                  (4) the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

                  (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

                  FISCAL YEAR, for accounting purposes, means the period commencing on the Closing Date and ending on the first March 31st following the Closing Date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code. For tax purposes, the 12-month period ending December 31 of each year will be each Fund's taxable year.

                  FORM N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

                  FUND means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

                  FUND PERCENTAGE means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

                  HURDLE means the amount that a Member would have earned for an Allocation Period if it had received an annualized rate of return equal to the Hurdle Percentage in effect on the last day of the relevant Allocation Period on its opening Capital Account balance (appropriately adjusted for contributions and withdrawals) for such Allocation Period. The Hurdle is not cumulative from year to year or Allocation Period to Allocation Period.

                  HURDLE PERCENTAGE means the yield-to-maturity of 90-day U.S Government Treasury Bills for the last business day of the preceding March as reported by the Federal Reserve Board in its Statistical Release H.15 (as reported on its website at www.federalreserve.gov/releases/H15/data/wf/tbaa3m.txt). The Hurdle Percentage shall be reset annually as of April 1, commencing April 1, 2001, and, for the period through March 31, 2001, shall be 5.75%. If the Federal Reserve Board shall not publish such yield, the Fund shall determine such yield by such means as the Board shall deem appropriate and, if the Fund shall be unable to determine such yield for any period, the Hurdle Percentage for such period shall be the last one determined.

                  INCENTIVE ALLOCATION means, with respect to any Member, other than a Special Member, the percentage set forth on Schedule II that corresponds to the Member's Invested Capital (and, as respects a Special Member, such percentage as the Adviser shall have agreed with such Special Member) of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds the sum of (i) such Member's Hurdle for such Allocation Period and (ii) any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

                  INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

                  INSURANCE means one or more "key man" insurance policies on the life of any principal of the Adviser, the benefits of which are payable to the Fund.

                  INTEREST means the entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest or portion thereof has been transferred pursuant to Section
4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

                  INVESTED CAPITAL means, with respect to any Member, the amount of such Member's aggregate Capital Contributions to the Fund, decreased by any withdrawals (through repurchases pursuant to Section 4.6 hereof) made by such Member pursuant to Section 4.6 hereof other than withdrawals of aggregate Net Capital Appreciation (for this purpose, any amounts withdrawn shall first be applied against Net Capital Appreciation, if any).

                  INVESTMENT ADVISORY AGREEMENT means a separate written agreement entered into by the Fund pursuant to which the Adviser provides investment advisory services to the Fund.

                  INVESTMENT FUNDS means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager or Subadviser.

                  INVESTMENT MANAGERS means portfolio managers among which the Fund deploys some or all of its assets.

                  JPMIM means J.P. Morgan Investment Management Inc., or any successor thereto. JPMIM also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

                  JPMIM SERVICES means such management and administrative services as JPMIM or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

                  LOSS RECOVERY ACCOUNT means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

                  (1) As of the first day after the close of each Allocation
                      Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

                  (2) The balance of the Loss Recovery Account shall be reduced
                      (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying
                      (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

                  No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

                  MANAGEMENT FEE means the fee paid to JPMIM out of the Fund's assets, and debited against Members' Capital Accounts, for JPMIM Services.

                  MEMBER means any person who shall have been admitted to the Fund as a member (including any person who is a Special Member) until the Fund repurchases the entire Interest of such person pursuant to Section 4.6 hereof or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

                  NEGATIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

                  NET ASSETS means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

                  NET CAPITAL APPRECIATION means, with respect to any Member, the excess, if any, of the aggregate amount credited to such Member's Capital Account under clause (ii) of paragraph (c) of Section 5.3 hereof over the aggregate amount debited to such Member's Capital Account under clause (ii) of paragraph (d) of Section 5.3 hereof.

                  NET PROFIT OR NET LOSS means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing
Date), such amount to be adjusted to exclude:

                  (1) the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

                  (2) any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections
                      5.6 and 5.7 hereof; and

                  (3) Organizational Expenses allocated among the Capital
                      Accounts of the Members pursuant to Section 5.11 hereof.

                  1940 ACT means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  ORGANIZATIONAL EXPENSES means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

                  ORGANIZATIONAL MEMBER means Steven M. Greenspan.

                  PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

                  POSITIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

                  SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

                  SPECIAL ADVISORY ACCOUNT means a Capital Account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3 hereof solely for the purpose of receiving the Incentive Allocation.

                  SPECIAL ADVISORY MEMBER means the Adviser in its capacity as the investment adviser to the Fund.

                  SPECIAL MEMBER means (i) Members that the Adviser shall determine from time to time, in its sole discretion, to be employees, or directors of the Adviser and its affiliates, and members of their immediate families, (ii) attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, (iii) Directors and (iv) the Adviser.

                  SUBADVISERS means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member and those Investment Managers who manage the Fund's assets directly through a separately managed account.

                  TAX MATTERS PARTNER means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

                  TRANSFER means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                  VOTING INTEREST means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.


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                                   ARTICLE II

                    ORGANIZATION; ADMISSION OF MEMBERS; BOARD

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                  2.1      FORMATION OF LIMITED LIABILITY COMPANY.

                  The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

                  2.2      NAME.

                  The name of the Fund shall be "J.P. Morgan Hedge Fund Series/alpha, L.L.C." or such other name as the Board hereafter may adopt upon
(i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

                  2.3      PRINCIPAL AND REGISTERED OFFICE.

                  The Fund shall have its principal office at the principal office of the Adviser, or at such other place designated from time to time by the Board.

                  The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

                  2.4      DURATION.

                  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

                  2.5      BUSINESS OF THE FUND.

                  (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, some or all of which may be advised by one or more Subadvisers. The Fund may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

                  (b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

                  2.6      THE BOARD.

                  (a) The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of
Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by the Directors but, at the Closing Date, shall not be fewer than three.

                  (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

                  (c) If no Director remains, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

                  2.7      MEMBERS.

                  The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Fund's application pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject applications for Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of JPMIM and the Organizational Member hereby is admitted as a Member on the date hereof.

                  2.8      SPECIAL ADVISORY MEMBER.

                  Upon signing this Agreement, the Adviser shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at anytime the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

                  2.9      ORGANIZATIONAL MEMBER.

                  Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

                  2.10     BOTH DIRECTORS AND MEMBERS.

                  A Member may at the same time be a Director and a Member, or a Special Advisory Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

                  2.11     LIMITED LIABILITY.

                  Except as otherwise provided under applicable law, no Member or Director or the Special Advisory Member shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, the Adviser, in its sole discretion, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by the Manager to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); PROVIDED, HOWEVER, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Invested Capital in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Invested Capital of the Fund in such Fiscal Year; and PROVIDED FURTHER that the provisions of this
Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.


------------------------------------------------------------------------------

                                   ARTICLE III

                                   MANAGEMENT

------------------------------------------------------------------------------


                  3.1      MANAGEMENT AND CONTROL.

                  (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and JPMIM shall continue to provide JPMIM services to the Fund.

                  (b) Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

                  (c) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (d) The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

                  3.2      ACTIONS BY THE BOARD.

                  (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

                  (b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

                  (c) The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

                  3.3      MEETINGS OF MEMBERS.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

                  3.4      CUSTODY OF ASSETS OF THE FUND.

                  The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

                  3.5      OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

                  (a) The Directors shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Director or Affiliate thereof may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

                  3.6      DUTY OF CARE.

                  (a) A Director shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Director's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's duties hereunder.

                  (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

                  3.7      INDEMNIFICATION.

                  (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Adviser (including for this purpose each affiliate, officer, director, principal, employee or agent of the Adviser, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Adviser, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Adviser or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this
Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this
Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                  (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

                  3.8      FEES, EXPENSES AND REIMBURSEMENT.

                  (a) So long as JPMIM (or its affiliates) provides JPMIM Services to the Fund, it shall be entitled to receive such fees as may be agreed to by JPMIM and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund without any further act, vote or approval of any Member.

                  (b) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

                  (c) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by JPMIM pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

                  (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

                  (2) all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

                  (3) the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

                  (4) reasonable fees and disbursements of any attorneys,
                      accountants (including tax preparation fees), auditors and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;

                  (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Directors;

                  (6) any fees payable to JPMIM or its affiliates for JPMIM
                      Services;

                  (7) all costs and expenses associated with the organization of new Investment Funds actually managed by Subadvisers, if any;

                  (8) all costs and expenses of preparing, setting in type,
                      printing and distributing reports and other communications to Members;

                  (9) the fees of custodians and other persons providing
                      administrative services to the Fund; and

                  (10) such other types of expenses as may be approved from time to time by the Board.

                  The Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

                  (d) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.


------------------------------------------------------------------------------

                                   ARTICLE IV

                 TERMINATION OF STATUS OF ADVISER AND DIRECTORS;
                            TRANSFERS AND REPURCHASES

------------------------------------------------------------------------------


                  4.1      TERMINATION OF STATUS OF THE ADVISER.

                  The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

                  4.2      TERMINATION OF STATUS OF A DIRECTOR.

                  The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

                  4.3      REMOVAL OF THE DIRECTORS.

                  Any Director may be removed by the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

                  4.4      TRANSFER OF INTERESTS OF MEMBERS.

                  (a) An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless (i) the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements, (ii) such person is a "qualified eligible participant" under Rule 4.7 of the CEA, or any successor rule thereto, and any interpretation thereof, or is otherwise exempt from such requirements or (iii) the transfer of an Interest to such person would be consistent with the requirements of National Futures Association Bylaw 1101 as applied to the commodity pool operator of the Fund. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

                  (b) Each transferring Member shall indemnify and hold harmless the Fund, the Directors, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

                  4.5      TRANSFER OF INTERESTS OF SPECIAL ADVISORY MEMBER.

                  The Adviser may not Transfer its Interest as the Special Advisory Member.

                  4.6      REPURCHASE OF INTERESTS.

                  (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

                  (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

                  (2) the liquidity of the Fund's assets;

                  (3) the investment plans and working capital requirements of the Fund;

                  (4) the relative economies of scale with respect to the size of the Fund;

                  (5) the history of the Fund in repurchasing Interests or
                      portions thereof;

                  (6) the condition of the securities markets; and

                  (7) the anticipated tax consequences of any proposed
                      repurchases of Interests or portions thereof.

                  The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

                  (b) The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Fund under Section 4.6(a) hereof.

                  (c) If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board within 60 days of the effective date of such termination, tender to the Fund for repurchase all or any portion of its Special Advisory Account. Not later than 30 days after the receipt of such notice, the Board shall cause such tendered portion of the Special Advisory Account to be repurchased by the Fund for cash.

                  (d) The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

                  (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

                  (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                  (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                  (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                  (5) it would be in the best interests of the Fund, as
                      determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

                  (e) Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.


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                                    ARTICLE V

                                     CAPITAL

------------------------------------------------------------------------------


                  5.1      CONTRIBUTIONS TO CAPITAL.

                  (a) The minimum initial contribution of each Member (other than JPMIM) to the capital of the Fund shall be $100,000 ($10,000 for employees or directors of JPMIM and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families) or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

                  (b) The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.7 hereof.

                  (c) Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

                  5.2      RIGHTS OF MEMBERS TO CAPITAL.

                  No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

                  5.3      CAPITAL ACCOUNTS.

                  (a) The Fund shall maintain a separate Capital Account for each Member.

                  (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

                  (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 or 5.11 hereof.

                  (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections 5.4 through 5.7 and 5.11 hereof.

                  (e) The Fund shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

                  (f) If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

                  5.4      ALLOCATION OF NET PROFIT AND LOSS.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

                  5.5      ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

                  (a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.7(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

                  (b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

                  5.6 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

                  (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

                  (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

                  5.7      RESERVES.

                  (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

                  (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

                  (c) If any amount is required by paragraph (a) or (b) of this
Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

                  5.8      INCENTIVE ALLOCATION.

                  (a) So long as the Adviser serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member (other than the Adviser) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited simultaneously to the Special Advisory Account, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Adviser, to the Fund within 90 days after the close of such Allocation Period.

                  (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the Fund's books for the year in which allocations to the Special Advisory Account are made, the Fund shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.

                  5.9      TAX ALLOCATIONS.

                  For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

                  If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall reflect equitably the amounts credited to such Members' Capital Accounts.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

                  Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under Section 5.8 hereof, the Board (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Fund as of the time it withdraws such Incentive Allocation. The Special Advisory Member's "adjusted tax basis" for these purposes shall be increased by any amount of the Incentive Allocation withdrawal which it elects to contribute as a Member to the Fund as of the date of the withdrawal of the Incentive Allocation.

                  5.10     DISTRIBUTIONS.

                  (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

                  (b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

                  (c) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

                  5.11     ALLOCATION OF ORGANIZATIONAL EXPENSES.

                  (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

                  (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.


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                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

------------------------------------------------------------------------------


                  6.1      DISSOLUTION.

                  (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

                  (1) upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

                  (2) upon the failure of Members to approve of successor Directors at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

                  (3) upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period; or

                  (4)      as required by operation of law.

                  Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 6.2 hereof and the Certificate has been canceled.

                  6.2      LIQUIDATION OF ASSETS.

                  (a) Upon the dissolution of the Fund as provided in Section
6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

                  (1) in satisfaction (whether by payment or the making of
                      reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

                  (2) such debts, liabilities or obligations as are owing to the
                      Members shall be paid next in their order of seniority and on a PRO RATA basis;

                  (3) The Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to
                      Section 5.8 hereof; and

                  (4) the Members shall be paid next on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(4).

                  (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.


------------------------------------------------------------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

------------------------------------------------------------------------------


                  7.1      ACCOUNTING AND REPORTS.

                  (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

                  (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal or state law.

                  (c) Except as otherwise required by the 1940 Act and Rule 4.7 of the CEA or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this
Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act and Rule 4.7 of the CEA. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund shall furnish to each Member no less frequently than quarterly the reporting statement as required by Rule 4.7 of the CEA and may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

                  7.2      DETERMINATIONS BY THE BOARD.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Adviser pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

                  7.3      VALUATION OF ASSETS.

                  (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds. Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.


------------------------------------------------------------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

------------------------------------------------------------------------------


                  8.1      AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act) or (ii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

                  (b)      Any amendment that would:

                  (1) increase the obligation of a Member to make any
                      contribution to the capital of the Fund;

                  (2) reduce the Capital Account of a Member or the Special
                      Advisory Account other than in accordance with Article V;
                      or

                  (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

                  (c) By way of example only, the Board at any time without the consent of the Members may:

                  (1) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

                  (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

                  (d) The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(a) hereof) to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

                  8.2      SPECIAL POWER OF ATTORNEY.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Director, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2) any amendment to the Certificate required because this
                      Agreement is amended or as otherwise required by the Delaware Act; and

                  (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Director, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

                  8.3      NOTICES.

                  Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

                  8.4      AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

                  8.5      APPLICABILITY OF 1940 ACT AND FORM N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

                  8.6      CHOICE OF LAW; ARBITRATION.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

                  (B) EACH MEMBER AND THE SPECIAL ADVISORY MEMBER AGREE TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG MEMBERS OR ONE OR MORE MEMBERS AND THE FUND IN CONNECTION WITH THE FUND OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH MEMBER UNDERSTANDS THAT:

                  (1) ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                  (2) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN
                      COURT, INCLUDING THE RIGHT TO JURY TRIAL;

                  (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN
                      AND DIFFERENT FROM COURT PROCEEDINGS;

                  (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL
                      FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

                  (5) A PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY
                      OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

                  (C) CONTROVERSIES SHALL BE DETERMINED BY ARBITRATION BEFORE, AND ONLY BEFORE, AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES MAY ALSO SELECT ANY OTHER NATIONAL SECURITIES EXCHANGE'S ARBITRATION FORUM UPON WHICH A PARTY IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY, TO THE FULLEST EXTENT PERMITTED BY LAW. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL, TO THE FULLEST EXTENT PERMITTED BY LAW. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PARTY OR PARTIES AGAINST WHOM SUCH AWARD IS RENDERED. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

                  (D) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNLESS AND UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. THE FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

                  8.7      NOT FOR BENEFIT OF CREDITORS.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members (including the Adviser), Directors, the Special Advisory Member and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

                  8.8      CONSENTS.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

                  8.9      MERGER AND CONSOLIDATION.

                  (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

                  8.10     PRONOUNS.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

                  8.11     CONFIDENTIALITY.

                  (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

                  (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

                  (c) Each Member recognizes that in the event that this Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

                  (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

                  8.12     CERTIFICATION OF NON-FOREIGN STATUS.

                  Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of
Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

                  8.13     SEVERABILITY.

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

                  8.14     ENTIRE AGREEMENT.

                  This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

                  8.15     DISCRETION.

                  To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

                  8.16     COUNTERPARTS.

                  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

                  8.17     TAX MATTERS PARTNER.

                  JPMIM hereby is designated as the "tax matters partner" under the Code for the Fund.

                  8.18     COMMODITY POOL OPERATOR.

                  JPMIM agrees to serve as the Fund's commodity pool operator (as defined under the Commodity Exchange Act). As commodity pool operator, JPMIM will be responsible for the commodity-related activities of the Fund and for compliance with U.S. commodities laws and regulations.

                  THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 34-35 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN
SECTION 8.11 ON PAGES 36-37.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    ORGANIZATIONAL MEMBER:

                                    /S/ STEVEN M. GREENSPAN
                                    Steven M. Greenspan

                                    SPECIAL ADVISORY MEMBER:


                                    J.P. MORGAN INVESTMENT
                                    MANAGEMENT INC.

                                    By: /S/ CHRISTIAN FREI
                                         Christian Frei, Vice President


                                    ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.


                                    /S/ JOHN N. BELL
                                    John N. Bell, Director



                                    /S/ JOHN R. RETTBERG
                                    John R. Rettberg, Director



                                    /S/ JOHN F. RUFFLE
                                    John F. Ruffle, Director



                                    /S/ KENNETH WHIPPLE, JR.
                                    Kenneth Whipple, Jr., Director

                                   SCHEDULE I

                                    DIRECTORS


NAME AND ADDRESS

John N. Bell
462 Lenox Avenue
South Orange, New Jersey  07079

John R. Rettberg
1770 West Balboa Boulevard
Newport Beach, California 92663

John F. Ruffle
Pleasantville Road
New Vernon, New Jersey 07976

Kenneth Whipple, Jr.
1115 Country Club Drive
Bloomfield Hills, Michigan 48304

                                   SCHEDULE II

                              INCENTIVE ALLOCATION





                  INVESTED CAPITAL                        INCENTIVE ALLOCATION

                  Less than $30,000,000                             15%
                  $30,000,000 or more(1)                            10%

--------

1 The amounts of Invested Capital in the Fund and the J.P. Morgan Hedge Fund
  Series/core, L.L.C. will be aggregated.

                                                                  APPENDIX B

                             PERFORMANCE INFORMATION


This Appendix contains performance information for Class A and Class B shares of an offshore investment fund advised by the Adviser with an investment program that is substantially similar to Fund Core's expected investment program ("Offshore Fund Core") and Class A and Class B shares of an offshore fund advised by the Adviser with an investment program that is substantially similar to Fund Alpha's expected investment program ("Offshore Fund Alpha" and collectively with Offshore Fund Core, the "Offshore Funds"). The information on the Table regarding the Offshore Funds reflects the deduction of the historical fees and expenses paid by the Offshore Funds and not those to be paid by the Funds. The information in the Table does not reflect the payment of a placement fee and, if reflected, the placement fee would reduce the performance quoted. The performance information in the Table has not been audited and does not comply with the standards established by the Association of Investment Management and Research (AIMR).

Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by each Fund in all appropriate investment opportunities that are under consideration for investment for the Offshore Funds. The Adviser will evaluate for each Fund a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy to be used for the Offshore Funds is appropriate and feasible for the Fund at that time. Because these considerations may differ for each Fund and the Offshore Funds in the context of any particular investment opportunity, the investment activities of each Fund and the Offshore Funds may differ from time to time. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities."

THE TABLE SETS FORTH THE PERFORMANCE RECORD OF THE OFFSHORE FUNDS FOR THE PERIODS INDICATED. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. INFORMATION HAS BEEN OBTAINED OR DERIVED FROM SOURCES BELIEVED TO BE RELIABLE BUT IS NOT WARRANTED AS TO ACCURACY OR COMPLETENESS. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF EACH FUND AND THOSE OF THE OFFSHORE FUNDS AND THAT EACH FUND'S FEES AND EXPENSES MAY BE HIGHER (AND THEREFORE ITS PERFORMANCE MAY BE LOWER). FUTURE PERFORMANCE OF EACH FUND WILL DIFFER FROM THAT OF THE OFFSHORE FUNDS.

PERFORMANCE RECORD OF THE OFFSHORE FUNDS (a)

                                                                                                          LEHMAN
                   OFFSHORE FUND    OFFSHORE FUND   OFFSHORE FUND    OFFSHORE FUND     MSCI WORLD        BROTHERS
                   --------------   --------------  --------------   --------------    -----------       --------
                   CORE CLASS A(D)   CORE CLASS      ALPHA CLASS      ALPHA CLASS       INDEX(F)      AGGREGATE BOND
                   ---- ----------   ---- ------     ----- ------     ----- ------      --------      --------------
                                         B(E)            A(D)             B(E)                           INDEX(G)
                                         ----            ----             ----                           --------

       1998 (b)        -5.88%           -5.70%          -5.94%           -5.73%           6.21%            4.36%
       1999            16.06%           17.76%          24.93%           27.80%          23.56%            0.83%
       2000 (c)         5.15%           5.97%           -1.42%           -1.21%          -6.12%            1.86%


ANNUALIZED PERFORMANCE RECORD OF THE OFFSHORE FUNDS (a) (h)


                                                                                                          LEHMAN
                      OFFSHORE      OFFSHORE FUND   OFFSHORE FUND    OFFSHORE FUND     MSCI WORLD        BROTHERS
                      ---------     --------------  --------------   --------------    -----------       --------
                     FUND CORE       CORE CLASS      ALPHA CLASS      ALPHA CLASS       INDEX(F)      AGGREGATE BOND
                     ----------      ---- ------     ----- ------     ----- ------      --------      --------------
                     CLASS A(D)          B(E)            A(D)             B(E)                           INDEX(G)
                     ----------          ----            ----             ----                           --------

       1 Year          13.74%           15.95%          13.57%           15.94%          12.05%            2.11%
       From             7.85%           9.29%            8.35%           9.96%           12.40%            3.90%
       7/31/98

Notes:

a. The performance information shown for Offshore Fund Core and Offshore Fund Alpha has been generated by applying an investment philosophy and methodology that is similar to that which the Adviser expects to use to manage Fund Core and Fund Alpha, respectively. Future investments, however, will be made under different economic conditions and may include different Investment Funds. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those discussed herein. The returns for the indices presented above are provided for comparison only; the Funds are not managed against either index as a benchmark.

b. Each Offshore Fund commenced operations on July 31, 1998. Returns for each Offshore Fund and index for 1998 are for the period July 31, 1998 through December 31, 1998.

c.   Returns for 2000 are for the period January 1, 2000 through May 31, 2000.

d. The performance of each Offshore Fund's Class A reflects the deduction of the Offshore Fund's annual fixed fee of 1.50% of the average net assets of the Offshore Fund's Class A (which comprises investment advisory fees, any shareholder servicing fees and all operating and administrative expenses) and a performance fee, if any, equal to 10% of any positive share class return ("Class A Fees"). Class A Fees for the annual returns and annualized return figures since inception have been deducted on a quarterly basis in arrears. For all other periods shown, Class A Fees have been deducted on a monthly basis. Investors in each Fund will be charged a monthly management fee and will bear other operating expenses. See "FEES AND EXPENSES." The performance information does not reflect the payment of any subscription fee, which, if reflected, would reduce the performance quoted. At all times under consideration, the assets of Class A of Offshore Fund Core were between $16.7 million and $60.9 million and the assets of Class A of Offshore Fund Alpha were between $26.6 million and $40.1 million.

e. The performance of each Offshore Fund's Class B reflects the deduction of the Offshore Fund's investment advisory fee and operating and administrative expenses at the annual rate of 1.00% of the average net assets of the Offshore Fund's Class B ("Class B Fees"). No performance fees are payable by Class B shares of the Offshore Funds. Class B Fees for the annual returns and annualized return figures since inception have been deducted on a quarterly basis in arrears. For all other periods shown, Class B Fees have been deducted on a monthly basis. Investors in each Fund will be charged a monthly management fee and will bear other operating expenses. To the extent a Fund's expenses are higher than the comparable Offshore Fund's expenses, its performance could be lower. See "FEES AND EXPENSES." The performance information does not reflect the payment of any subscription fee, which, if reflected, would reduce the performance quoted. At all times under consideration, the assets of Class B of Offshore Fund Core were between $33.2 million and $103.8 million and the assets of Class B of Offshore Fund Alpha were between $30.4 million and $133.6 million.

f. The MSCI World Index is an unmanaged index representing market value-weighted average returns of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The performance data for the MSCI World Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The Funds do not restrict their investments to securities included in the MSCI World Index. The MSCI World Index was chosen because it includes principally equity securities that the Investment Funds can purchase.

g. The Lehman Brothers Aggregate Bond Index is an unmanaged, market-weighted index that represents the performance of U.S. Treasury and agency securities, mortgage pass-through securities and corporate fixed-income securities rated BBB- or better. The performance data for the Lehman Brothers Aggregate Bond Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The Funds do not restrict their investments to securities included in the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index was chosen because it includes principally fixed-income securities that the Investment Funds can purchase.

h.   All returns are through May 31, 2000.

     1    The amounts of Invested Capital in each Fund will be aggregated.

     2 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

     3 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

     4 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

                                    FORM N-2

                   J.P. Morgan Hedge Fund Series/alpha, L.L.C.


                           PART C - OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

         (1)      Financial Statements:

                  Because the Registrant has no assets, financial statements are omitted.

         (2)      Exhibits:


                  (a)      (1)      Certificate of Formation.*
                           (2)      Limited Liability Company Agreement.**
                  (b)      Not Applicable.
                  (c)      Not Applicable.
                  (d)      See Item 24(2)(a)(2).
                  (e)      Not Applicable.
                  (f)      Not Applicable.
                  (g)      Investment Advisory Agreement.
                  (h)      Not Applicable.
                  (i)      Not Applicable.
                  (j)      Custodian Services Agreement.***
                  (k)      (1)      Management and Administration Agreement.
                           (2)      Administration, Accounting and Investor
                                    Services Agreement.***
                  (l)      Not Applicable.
                  (m)      Not Applicable.
                  (n)      Not Applicable.
                  (o)      Not Applicable.
                  (p)      Not Applicable.
                  (q)      Not Applicable.
                  (r) Code of Ethics of the Fund, of J.P. Morgan Securities Inc. and of J.P. Morgan Investment Management Inc.

         --------------
         *  Previously filed on March 31, 2000.
         ** See Appendix A2 of Confidential Offering Memorandum.
        *** To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Blue Sky fees and expenses (including Fees of Counsel)......$  25,000
         Legal and accounting fees and expenses......................$ 125,000
         Printing engraving and offering expenses....................$  90,000
         Miscellaneous...............................................$  10,000
                                                                     ---------
                                                                     $ 250,000

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly controlled by, or under common control with, the Registrant.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

Title of Class            Number of Record Holders
--------------            ------------------------
Interests                 1   (The Registrant anticipates
                              that as a result of the private
                              offering of interests there will
                              be more than 100 record holders
                              of such interests in the future.)

ITEM 29.   INDEMNIFICATION

          Reference is made to Section 3.7 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement"). The Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with the Adviser, the Registrant's directors and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the section entitled "THE ADVISER." Information as to the directors and officers of J.P. Morgan Investment Management Inc. is included in its Form ADV as filed with the Commission (File No. 801-21011), and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          PFPC Inc. maintains certain required accounting related and financial books and records of the Registrant at PFPC Inc., 103 Bellevue Parkway, 4th Floor, Wilmington, DE 19809. The other required books and records are maintained by the Adviser c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.

ITEM 32.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 33.  UNDERTAKINGS

          Not Applicable.

                                    FORM N-2

                   J.P. Morgan Hedge Fund Series/alpha, L.L.C.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 2nd day of August, 2000.


                            J.P. Morgan Hedge Fund Series/alpha, L.L.C.


                        By: /s/ Joseph Bertini
                            --------------------------------
                            Name:  Joseph Bertini
                            Title: Authorized Representative

                                    FORM N-2

                   J.P. Morgan Hedge Fund Series/alpha, L.L.C.

                                 EXHIBIT INDEX

EXHIBIT NUMBER      DOCUMENT DESCRIPTION

  (g)               Investment Advisory Agreement.

  (k)(1)            Management and Administration Agreement.

  (r)               Codes of Ethics.